SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_|   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section
      240-14a-12

                               THE HOMESTATE GROUP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                               THE HOMESTATE GROUP
                                1703 OREGON PIKE
                       LANCASTER, PENNSYLVANIA 17605-0666

                                OCTOBER 25, 2004

Dear Shareholder:

      A special meeting of shareholders of the Emerald Growth Fund, Emerald Select Banking and Finance Fund and Emerald Select Technology Fund (collectively, the "Funds"), each a series of The HomeState Group (the "Trust"), will be held at the offices of the Trust, at 1703 Oregon Pike, Lancaster, Pennsylvania 17605-0666, on Monday, November 29, 2004, at 9:00 a.m., Eastern time. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.

      We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card, and be sure to sign, date and return it to us in the enclosed postage paid envelope.

      Your vote is very important to us. If we do not hear from you by Friday, November 19, 2004, a representative of the Funds or Adviser may contact you.

      Thank you for your response and for your continued investment with the Funds.

                                       Sincerely,

                                       /s/ Daniel W. Moyer IV

                                       Daniel W. Moyer IV
                                       President and Chief Executive Officer
                                       The HomeState Group

                               THE HOMESTATE GROUP

                        --------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                NOVEMBER 29, 2004
                        --------------------------------

      Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Emerald Growth Fund, Emerald Select Banking and Finance Fund and Emerald Select Technology Fund (collectively, the "Funds"), each a series of The HomeState Group (the "Trust"), will be held at the offices of the Trust at 1703 Oregon Pike, Lancaster, Pennsylvania 17605-0666, on Monday, November 29, 2004, at 10:00 a.m., Eastern time, for the following purposes:

      (1)   To elect seven Trustees;

      (2) To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Pennsylvania common law trust to a Delaware statutory trust to be named "Emerald Mutual Funds"; and

      (3) To transact such other business that may properly come before the Meeting, or any adjournments thereof.

      Shareholders of record of the Funds on October 5, 2004, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Funds present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote "AGAINST" any such adjournment those proxies to be voted against a proposal.

      Your vote is important to us. Thank you for taking the time to consider these important proposals.

                                       By Order of the Board of Trustees
                                       of The HomeState Group

                                       /s/ Stacey L. Sears

                                       Stacey L. Sears
                                       Secretary
October 25, 2004

================================================================================
                                   IMPORTANT

We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.
================================================================================

                               THE HOMESTATE GROUP
                                1703 OREGON PIKE
                       LANCASTER, PENNSYLVANIA 17605-0666

                                 PROXY STATEMENT

                                       FOR

                         SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                NOVEMBER 29, 2004
                        --------------------------------

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of The HomeState Group (the "Trust") on behalf of its series, the Emerald Growth Fund, Emerald Select Banking and Finance Fund and Emerald Select Technology Fund (collectively, the "Funds"), for use at the special meeting of shareholders of the Funds to be held at the offices of the Trust at 1703 Oregon Pike, Lancaster, Pennsylvania 17605-0666, on Monday, November 29, 2004, at 10:00 a.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). The Proxy Statement, Notice of Special Meeting and proxy card are first being mailed to shareholders of the Trust on or about October 25, 2004.

      THE TRUST PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS, WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE TRUST AND ITS FUNDS, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO INVESTMENTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT AND SEMIANNUAL REPORT OF THE TRUST, WITHOUT CHARGE, BY CALLING (800) 336-9970 OR WRITING THE HOMESTATE GROUP, 1703 OREGON PIKE, LANCASTER, PENNSYLVANIA 17605-0666.

                               PURPOSE OF MEETING

      The Meeting is being called in order to ask shareholders of the Funds to consider and vote on the following proposals:

      (1)   To elect seven Trustees;

      (2) To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Pennsylvania common law trust to a Delaware statutory trust to be named "Emerald Mutual Funds"; and

      (3) To transact such other business that may properly come before the Meeting, or any adjournments thereof.

      The Trust is organized as a Pennsylvania common law trust and is not required to hold an annual meeting of shareholders.

                        PROPOSAL 1: ELECTION OF TRUSTEES

      At the Meeting, seven Trustees, constituting the entire Board of Trustees of the Trust, are to be elected to hold office until their successors shall have been elected and qualified, they resign, or they are removed. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by those Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940 (the "1940 Act"). The Trust currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected.

      Federal securities laws require that at least one-half of the Trust's Trustees be elected by shareholders. While the Trust meets this standard now, that will not be the case once it expands the size of the board and reorganizes as a Delaware statutory trust. Rather than call another shareholder meeting to vote on the election of Trustees, if the reorganization of the Trust into a Delaware statutory trust is approved by shareholders (see Proposal 2), we will treat shareholder approval of Proposal 2 as authorization to elect the Trustees elected at this meeting to the corresponding positions of Trustees of the Delaware trust. The Trustees of the Delaware trust will serve for the life of the trust or until their terms are terminated by death, resignation, bankruptcy, incompetence or removal. If the reorganization is not approved, the Trustees elected at the Meeting will continue to serve as Trustees of the Trust.

      Except as otherwise directed on the proxy card, it is the intention of the persons named on the proxy card to vote at the Meeting "FOR" the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected.

                  Information regarding each of the nominees, including the current Trustees nominated for election, and executive officers of the Trust is set forth below.

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                                                TERM OF                          TRUST COMPLEX           OTHER
                               POSITION(S)     OFFICE AND       PRINCIPAL         OVERSEEN BY     DIRECTORSHIPS HELD
                                HELD WITH      LENGTH OF        OCCUPATION         TRUSTEE OR        BY TRUSTEE OR
NAME, ADDRESS AND AGE             TRUST       TIME SERVED    FOR PAST 5 YEARS       NOMINEE             NOMINEE
----------------------------------------------------------------------------------------------------------------------
NOMINEES FOR TRUSTEE -- "INTERESTED TRUSTEES"
----------------------------------------------------------------------------------------------------------------------
Kenneth G. Mertz II, CFA*     Chairman of     Shall serve   President, Chief           3                 None
1703 Oregon Pike              the Board,      until         Investment
Lancaster, PA 17605           Trustee, Vice   death,        Officer &
Age:  52                      President,      resignation   Portfolio
                              Treasurer and   or removal.   Manager, Emerald
                              Chief           Trustee       Advisers, Inc.
                              Investment      since 1992.
                              Officer

Scott C. Penwell, Esq.**      Trustee         Shall serve   Partner at                 3              Legacy Bank
1703 Oregon Pike Lancaster,                   until         Stevens Lee, P.C.
PA 17605                                      death,        since February
Age:  51                                      resignation   2004, Partner at
                                              or removal.   Duane Morris LLP
                                              Trustee       from 1981 to
                                              since 1992.   February 2004.

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                                                TERM OF                          TRUST COMPLEX           OTHER
                               POSITION(S)     OFFICE AND       PRINCIPAL         OVERSEEN BY     DIRECTORSHIPS HELD
                                HELD WITH      LENGTH OF        OCCUPATION         TRUSTEE OR        BY TRUSTEE OR
NAME, ADDRESS AND AGE             TRUST       TIME SERVED    FOR PAST 5 YEARS       NOMINEE             NOMINEE
----------------------------------------------------------------------------------------------------------------------
NOMINEES FOR TRUSTEE -- "INTERESTED TRUSTEES"
----------------------------------------------------------------------------------------------------------------------
Robert J. Dickson                Nominee      Shall serve   President of i5            3          Fort Pitt Capital
1703 Oregon Pike Lancaster,                   until         Consulting                            Funds (one
PA 17605                                      death,        Solutions LLC                         portfolio overseen)
Age:  55                                      resignation   from 2003 to the
                                              or removal.   present; Vice
                                                            President-Finance
                                                            and CFO, TRACO (a
                                                            manufacturer &
                                                            distributor of
                                                            windows, doors,
                                                            etc.) from 2001
                                                            to 2003; Vice
                                                            President &
                                                            Treasurer,
                                                            Carpenter
                                                            Technology Corp.
                                                            (a manufacturer
                                                            of specialty
                                                            metals) from 1997
                                                            to 2001.

Douglas S. Garban                Nominee      Shall serve   Disabled since             3                 None
1703 Oregon Pike                              until         2001; First Vice
Lancaster, PA 17604                           death,        President of
Age:  40                                      resignation   Smith Barney from
                                              or removal.   1994 to 2001.

J. Barton Harrison               Trustee      Shall serve   Self-employed tax          3                 None
1703 Oregon Pike Lancaster,                   until         and estate
PA 17605                                      death,        planning adviser
Age:  74                                      resignation   since 1998;
                                              or            Director, Steel
                                              removal.      Plant Equipment
                                              Trustee       Corp., a
                                              since 2001.   privately-held
                                                            company;
                                                            Director,
                                                            Technitrol, Inc.

Robert P. Newcomer               Nominee      Shall serve   Self employed              3          Burnham
1703 Oregon Pike Lancaster,                   until         consultant from                       Corporation
PA 17605                                      death,        2004 to present;                      (manufacturer of
Age:  56                                      resignation   President and COO                     boilers and
                                              or removal.   (2001-2003),                          furnaces)
                                                            Executive Vice
                                                            President
                                                            (1993-2001) and
                                                            CFO (1993-2000 of
                                                            P.H. Glatfelter
                                                            Company (paper
                                                            milling).

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                                                TERM OF                          TRUST COMPLEX           OTHER
                               POSITION(S)     OFFICE AND       PRINCIPAL         OVERSEEN BY     DIRECTORSHIPS HELD
                                HELD WITH      LENGTH OF        OCCUPATION         TRUSTEE OR        BY TRUSTEE OR
NAME, ADDRESS AND AGE             TRUST       TIME SERVED    FOR PAST 5 YEARS       NOMINEE             NOMINEE
----------------------------------------------------------------------------------------------------------------------
NOMINEES FOR TRUSTEE -- "INTERESTED TRUSTEES"
----------------------------------------------------------------------------------------------------------------------

Dr. H. J. Zoffer                 Trustee      Shall serve   Dean Emeritus and          3                 None
1703 Oregon Pike Lancaster,                   until         Professor of
PA 17605                                      death,        Business
Age:  74                                      resignation   Administration at
                                              or            Joseph M. Katz
                                              removal.      School of
                                              Trustee       Business,
                                              since 1992.   University of
                                                            Pittsburgh.

----------

* Mr. Mertz is an "interested person" (within in the meaning of ss.2(a)(19) of the 1940 Act) of the Trust by reason of his position as President and Chief Investment Officer of Emerald Advisers, Inc., the investment adviser to the Trust.

** Mr. Penwell is an "interested person" (within in the meaning of ss.2(a)(19) of the 1940 Act) of the Trust by reason of his position as a partner of the Trust's former legal counsel.

Current Trustees and Officers

        NAME, ADDRESS AND             POSITION HELD                                     PRINCIPAL OCCUPATION
               AGE                     WITH TRUST       POSITION SINCE                    FOR PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
Kenneth G. Mertz II, C.F.A. *               See "Nominee for Trustee - Interested Trustees" above.

Scott C. Penwell, Esq*                      See "Nominee for Trustee - Interested Trustees" above.

J. Barton Harrison                          See "Nominee for Trustee - Independent Trustees" above.

Dr. H. J. Zoffer                            See "Nominee for Trustee - Independent Trustees" above.

Richard J. Masterson, C.F.A.             Trustee          Since 2001     CEO, Masterson Development Corp.; President, US
1703 Oregon Pike                                                         Interactive Inc. from 1994 to 1999
Lancaster, PA 17605
Age:  44

Daniel W. Moyer IV                      President         Since 2002     Executive Vice President of Emerald Advisers, Inc;
1703 Oregon Pike                                                         Formerly, Managing Director and Senior Vice
Lancaster, PA 17605                                                      President Emerald Asset Management from 1992 to
Age: 49                                                                  2002; and Registered Sales Supervisor, First
                                                                         Montauk Securities Corp. from 1992 to 2002.

Stacey L. Sears                    Vice President and     Since 2002     Senior Vice President and Portfolio Manager of
1703 Oregon Pike                        Secretary                        Emerald Advisers, Inc. since 2001; Research
Lancaster, PA 17605                                                      Analyst and Administrative Assistant, Emerald
Age: 32                                                                  Asset Management, Inc. from 1992 to 2000; and
                                                                         Registered Representative, First Montauk
                                                                         Securities Corp. from 1995 to 2000.

----------

*     Interested Trustee.

      The Board of Trustees held four regular meetings during the Trust's fiscal year ended June 30, 2004. Each incumbent Independent Trustee attended all meetings of the Board and each committee of which he was a member. Messrs. Mertz and Penwell, interested Trustees of the Trust, attended all meetings.

AUDIT COMMITTEE

      The Board has a separately designated Audit Committee as defined by
Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. The Board has adopted a written charter for the Audit Committee, which became effective on August 20, 2004. The Audit Committee currently consists of Messrs. Harrison, Masterson and Zoffer, each of whom is an Independent Trustee.

      The Audit Committee (i) oversees the accounting and financial reporting processes of the Trust and its internal control over financial reporting, (ii) oversees, or, as appropriate, assists Board oversight of, the quality and integrity of the Trust's financial statements and the independent audit thereof,
(iii) oversees, or, as appropriate, assists Board oversight of, the Trust's compliance with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal control over financial reporting and independent audits, (iv) approves in advance and is directly responsible for the appointment, compensation, retention and oversight of the Trust's independent auditors (subject to the requirements of Section 32 of the 1940
Act), (v) acts as a liaison between the Trust's independent auditors and the full Board, and (v) assists, as appropriate, Board oversight of the Trust's chief compliance officer ("CCO"), including, but not limited to, the designation of the CCO, his or her compensation, and removal if necessary, as well as valuation issues.

NOMINATING AND GOVERNANCE COMMITTEE

      On August 20, 2004, the Board formed a Nominating and Governance Committee and adopted a written charter for the Committee. The charter is available on the Funds' website at www.teamemerald.com. Prior to that time, the entire Board functioned as the Trust's nominating committee, except in the case of nominations of Independent Trustees, which were considered and approved by the Trust's sitting Independent Trustees. The Board has determined to defer appointing the members of the Committee until after the Meeting, but intends to name Independent Trustees to the Committee.

      The Nominating and Governance Committee makes recommendations with respect to (i) the Trust's statement of trust governance principles; (ii) board size, structure and composition; (iii) qualifications for board membership, (iv) compensation and indemnification of, and insurance for, board members; (v) qualified individuals for board membership and for the chairmanship of the board; and (vi) qualified individuals to serve as the Trust's Chief Compliance Officer ("CCO"), and to assist the Board in monitoring the CCO's performance. In addition, the Committee oversees the self-evaluation of the Board, its committees and its members.

      The Committee will consider nominee candidates recommended by shareholders of the Trust. The Committee will evaluate such nominees according to the Committee's Statement of Policy on Qualifications for Board Membership in the same manner as nominee candidates not recommended by shareholders. In that regard, the Policy requires Trustees to possess: (a) the ability to apply reasonable business judgment and exercise properly their duties of care and loyalty in the best interests of the shareholders of the Trust; (b) proven leadership ability, high integrity, collegiality and moral character, substantial business or other relevant experience, and a demonstrated capacity to manage a high level of responsibility; (c) the ability to understand complex principles of business and investment, to solve multi-faceted problems, and to operate positively in the regulatory environment of the Trust; and (d) the ability to read and understand basic financial statements.

      Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1703 Oregon Pike, P.O. Box 10666, Lancaster, Pennsylvania, 17605-0666. Submissions must include sufficient biographical information concerning the recommended individual, including age, ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominees by the Board. The Committee's goal is to assemble a Board that brings to the Trust a variety of perspectives and skills derived from high quality business and professional experience.

      Generally, in the process of identifying and evaluating nominee candidates the Committee considers the following factors: (i) the appropriate size and composition of the Board; (ii) whether the individual is an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act; (iii) the needs of the Trust with respect to the particular talents and experience of its Trustees;
(iv) the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; and (v) all applicable laws, rules, and regulations. If the Committee determines that an additional Trustee is required, the entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. The Committee may engage third parties to identify or evaluate or assist in identifying nominee candidates.

      The nominees (other than the nominees who are executive officers of the Trust or who are Trustees standing for re-election) were recommended for nomination by the category of persons indicated below:

Name of Nominee                               Category of Recommending Persons or Entities
------------------------------------------    --------------------------------------------
Robert J. Dickson...........................  Executive Officer
Douglas S. Garban...........................  Executive Officer
Robert P. Newcomer..........................  Executive Officer

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

      Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Trust at 1703 Oregon Pike Lancaster, Pennsylvania 17605-0666.

SECURITY AND OTHER INTERESTS

      The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each of the Funds and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of June 30, 2004.

                                                                                                   AGGREGATE DOLLAR
                                                                                                   RANGE OF EQUITY
                                                                                                  SECURITIES IN ALL
                                                                                                      REGISTERED
                                                                                                      INVESTMENT
                                                        DOLLAR RANGE OF                           COMPANIES OVERSEEN
                                  DOLLAR RANGE OF      EQUITY SECURITIES      DOLLAR RANGE OF     BY TRUSTEE WITHIN
                                 EQUITY SECURITIES       IN BANKING AND      EQUITY SECURITIES      THE FAMILY OF
NAME OF TRUSTEE/FUND               IN GROWTH FUND         FINANCE FUND      IN TECHNOLOGY FUND   INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Kenneth G. Mertz II              $10,001 - $50,000     $10,001 - $50,000       $1 - $10,000       $50,001 - $100,000
----------------------------------------------------------------------------------------------------------------------
Scott C. Penwell                        None                  None                 None                  None
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES AND NOMINEES
----------------------------------------------------------------------------------------------------------------------
Robert J. Dickson                       None                  None                 None                  None
----------------------------------------------------------------------------------------------------------------------
Douglas S. Garban                $10,001 - $50,000            None                 None           $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------
J. Barton Harrison                      None              $1 - $10,000             None              $1 - $10,000
----------------------------------------------------------------------------------------------------------------------
Robert P. Newcomer                      None                  None                 None                  None
----------------------------------------------------------------------------------------------------------------------
Dr. H. J. Zoffer                        None                  None                 None                  None
----------------------------------------------------------------------------------------------------------------------

      As of June 30, 2004, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the Trust's advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

TRUSTEE COMPENSATION

      For the fiscal year ended June 30, 2004, the Trustees of the Trust who are not employed by Trust's investment adviser, principal underwriter or their affiliates received an aggregate annual retainer of $6,000, and $1,500 for each board meeting attended and $1,500 for each Audit Committee meeting attended. For the fiscal year ended June 30, 2004, the Trust incurred Trustees fees and expenses totaling $65,529. The Trust also reimbursed the non-employee Trustees' travel expenses incurred attending Board meetings.

                                                             AGGREGATE                            TOTAL COMPENSATION
                                        AGGREGATE        COMPENSATION FROM       AGGREGATE          FROM TRUST AND
NAME OF PERSON AND                   COMPENSATION FROM      BANKING AND       COMPENSATION FROM   TRUST COMPLEX PAID
POSITION WITH TRUST                   GROWTH FUND          FINANCE FUND        TECHNOLOGY FUND        TO TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Kenneth G. Mertz II*                      None                 None                 None                 None
Scott C. Penwell*                        $7,404               $8,219               $1,177               $16,800
J. Barton Harrison                       $6,998               $7,589               $1,163               $15,750
Richard J. Masterson                     $6,998               $7,589               $1,163               $15,750
Dr. H. J. Zoffer                         $6,998               $7,589               $1,163               $15,750

----------

* "Interested person" (as defined by Section 2(a)(19) of the 1940 Act) of the Trust.

REQUIRED VOTE FOR PROPOSAL 1

      If a quorum is present, a plurality of all votes cast at the Meeting is sufficient for the election of Trustees, which means that the nominees receiving the highest number of votes will be elected.

 THE BOARD OF TRUSTEES RECOMMENDS THAT THE TRUST'S SHAREHOLDERS VOTE "FOR" THE
           ELECTION OF EACH OF THE NOMINEES FOR TRUSTEE (PROPOSAL 1).

            PROPOSAL 2 - REORGANIZATION AS A DELAWARE BUSINESS TRUST

      The Board of Trustees has approved a plan to reorganize the Trust from a Pennsylvania common law trust to a Delaware statutory trust. The purpose of the reorganization is to provide increased flexibility in the business structure of the trust, to take advantage of Delaware's more favorable mutual fund climate and to clarify, approve, confirm and ratify the Trust's multiple class structure. To proceed with the reorganization, shareholder approval of the plan of reorganization is required. The plan of reorganization includes the dissolution of the current legal entity after the reorganization occurs. As part of the implementation of the reorganization, the plan proposes the continuation of the current business of the Trust and its Funds in the form of a new Delaware statutory trust named "Emerald Mutual Funds."

Introduction

      The Trust currently is organized as a Pennsylvania common law trust with multiple series (i.e., the Funds). The Board has approved an Agreement and Plan of Reorganization (the "Plan"), which provides for a series of transactions to convert each of the Funds of the Trust (each, a "Current Fund") to a corresponding series (each, a "New Fund") of a newly created open-end, management investment company organized as a statutory trust (the "Delaware Trust") under the Delaware Statutory Trust Act. Under the Plan, each Current Fund will transfer all of its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Reorganization"). A form of the Plan relating to the proposed Reorganization is attached hereto as Exhibit A. If this Proposal 2 is not approved by the Trust's shareholders, the Trust will continue to operate as a Pennsylvania common law trust.

      The investment objective, policies and restrictions of each New Fund following the Reorganization will be identical to those of its predecessor Current Fund. The Board, including the persons elected under Proposal I, and the officers of the Delaware Trust would be the same as those of the Trust, and would operate in essentially the same manner as they previously operated the Trust. For all practical purposes a shareholder's investment in the Trust would not change. The Delaware Trust's Agreement and Declaration of Trust will differ from the Trust's Declaration of Trust in certain respects that are expected to allow improvement in the Delaware Trust's and each New Fund's operations.

      In addition, the Board considered the fact that subsequent to the Reorganization, the investment adviser of the Trust, Emerald Advisers, Inc., 1703 Oregon Pike, Lancaster, Pennsylvania, 17605-0666, intends to create a new advisory subsidiary, Emerald Advisers Trust, and to transfer the Trust's advisory contracts to the Delaware Trust as allowed under the Investment Company Act of 1940 and the Investment Advisers Act of 1940 to take advantage of certain favorable state tax laws in Pennsylvania. It is expected that this change will result in a reduction in the amount of state taxes the adviser pays annually by approximately $200,000 by not having to pay Pennsylvania corporate net income taxes and capital stock taxes with respect to advisory fees received from the Trust.

Reasons for the Reorganization

      The Board believes that the Delaware statutory trust organizational form offers a number of advantages over the Pennsylvania common law trust organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by other investment companies and throughout the Fund industry. The Delaware statutory trust organizational form offers greater flexibility and certainty than the Pennsylvania common law trust organizational form. The Delaware Trust will be governed primarily by the terms of an Agreement and Declaration of Trust ("Delaware Trust Agreement") and By-Laws (collectively, the "Governing Instruments"), which are attached hereto as Exhibits B and C, respectively. In particular, the Delaware Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations of shareholders. For example, most amendments to the Trust's current Declaration of Trust require shareholder approval. Under Delaware law, unless the Delaware Trust Agreement provides otherwise, amendments to it may be made without obtaining shareholder approval. In addition, unlike the Trust's current Declaration of Trust, which restricts the delegation of certain trustee powers, Delaware law permits the board of trustees to delegate many of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of employing and removing the Trust's auditors, something prohibited by the Trust's current Declaration of Trust. Potential changes in the law, in addition to certain best practices recommended in the mutual fund industry since the passage of the Sarbanes-Oxley Act of 2002, may favor such delegation in the future. Finally, Delaware law permits the Delaware Trustees to adapt a Delaware statutory trust to future contingencies. For example, the Delaware Trustees may under certain circumstances, without a shareholder vote, change a Delaware statutory trust 's domicile or organizational form. In contrast, under the Trust's current organization, a Trust's board of Trustees would be required to obtain shareholder approval in all cases prior to changing domicile or organizational form.

      The Reorganization will also have certain other effects on the Trust, its shareholders and management, which are described below under the heading "How the Delaware Trust Will Compare to the Trust."

What the Proposed Reorganization Will Involve

      To accomplish the Reorganization, the Delaware Trust will be formed as a Delaware statutory trust pursuant to its Delaware Trust Agreement, and each New Fund will be established as a series of the Delaware Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the New Fund in exchange solely for a number of full and fractional shares of the Class A and Class C shares of the New Fund equal to the number of full and fractional shares of beneficial interest of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation and will, as soon as practicable thereafter, be terminated. Upon completion of the Reorganization, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. After completion of the Reorganization, the Trust will be dissolved and terminate as a Pennsylvania common law trust pursuant to its declaration of trust. A vote to approve the Reorganization will be deemed to be a vote to approve the dissolution and termination of the Trust.

      The obligations of the Trust and the Delaware Trust under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Reorganization by action of the Board, notwithstanding the approval of the Plan by the shareholders of the Trust. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. The Trust and the Delaware Trust may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

      The Plan authorizes the Trust to acquire one share of each class of each New Fund and, as the sole shareholder of the Delaware Trust prior to the Reorganization, to do each of the following:

      1. Approve with respect to each New Fund a new investment advisory agreement, which will be substantially identical to each current Fund's investment advisory agreement with Emerald Advisers Trust, a wholly owned subsidiary of the Adviser;

      2. Approve a new distribution agreement with Citco Mutual Fund Services, Inc., which will be substantially identical to the current distribution agreement;

      3. Approve a new distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A Shares and Class C Shares of each New Fund that will contain the same financial terms as the existing distribution plans for such classes;

      4. Approve a new custodian agreement with U.S. Bank, N.A., a new transfer agency and servicing agreement with Citco Mutual Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that exists for the corresponding Current Fund;

      5. Elect the Trustees of the Trust as the Trustees of the Delaware Trust to serve without limit in time, except as they may resign or be removed by action of the Delaware Trust's Trustees or shareholders;

      6. Ratify the selection of PricewaterhouseCoopers LLP, the accountants for the Trust, as the independent public accountants for the Delaware Trust; and

      7. Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end, management investment company.

      The Delaware Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by the Trust's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts automatically will be designated as shares of the New Funds. Any account options or privileges on accounts of shareholders of the Current Funds will be replicated on their New Fund account.

The Federal Income Tax Consequences of the Reorganization

      The Trust and the Delaware Trust will receive an opinion of Pepper Hamilton LLP to the effect that the Reorganization will constitute a tax-free reorganization under section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances and as to state and local consequences, if any.

How the Delaware Trust will Compare with the Trust

      STRUCTURE OF THE TRUST. The Delaware Trust will be established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Delaware Trust will establish series corresponding to and having identical designations as the current series of the Trust. In other words, the Delaware Trust to be known as "Emerald Mutual Funds" will have three series named the "Emerald Growth Fund," "Emerald Select Banking and Finance Fund" and "Emerald Select Technology Fund." The Delaware Trust will also establish Class A Shares and Class C Shares for each New Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. The Delaware Trust's fiscal year will be the same as that of the Trust. The Delaware Trust will not have any operations prior to the Reorganization. Initially, the Trust will be the sole shareholder of the Delaware Trust.

      As a Delaware statutory trust, the Delaware Trust's operations are governed by its Governing Instruments and applicable Delaware law rather than by the Trust's Declaration of Trust and applicable Pennsylvania law.

      Some of the similarities and differences between the two domiciles and organizational forms are summarized below. The operations of the Delaware Trust as successor of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

      TRUSTEES AND OFFICERS OF THE TRUST. Subject to the provisions of the Governing Instruments, the business of the Delaware Trust will be managed by its Delaware Trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the Delaware Trustees are substantially the same as those of the Trustees of the Trust.

      The Delaware Trustees of the Delaware Trust would be the same slate of Trustees currently serving as Trustees of the Trust (except for Mr. Masterson) including the nominees proposed for election at the Meeting under Proposal 1. The current officers of the Trust will be elected to serve as officers of the Delaware Trust and the current officers of the Trust will perform the same functions on behalf of the Delaware Trust following the Reorganization that they now perform on behalf of the Trust.

      SHARES OF THE TRUST. The beneficial interests in the New Funds, as in the Current Funds, will be represented by transferable shares, with no par value per share. Shareholders do not have the right to demand or require the Delaware Trust to issue share certificates, although the Delaware Trust, in its sole discretion, may issue them. The Delaware Trustees have the power under the Delaware Trust Agreement to establish new series and classes of shares. The Governing Instruments permit the Delaware Trustees to issue an unlimited number of shares of each class and series; the Trust is also authorized to issue an unlimited number of shares of each series.

      The Delaware Trust will establish for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this proxy statement, shares of each class of the New Funds will have rights, privileges, and terms substantially identical to those of the corresponding class of the Current Funds.

      SHAREHOLDER MEETING REQUIREMENTS. The Trust's Declaration of Trust provides that a special meeting of shareholders shall be called upon the written request of shareholders holding 10% of the Trust's shares. This will not change under the Delaware Trust's Bylaws. The Delaware Trust, like the Trust, will operate as an open-end, management investment company registered with the SEC under the 1940 Act. As permitted by SEC rules, the Delaware Trust will adopt as its own the registration statement of the Trust. Shareholders of the New Funds, therefore, will have the power to vote at special meetings with respect to, among other things, (i) changes in any fundamental investment objectives and the fundamental restrictions and policies of the New Funds, (ii) approval of certain changes to investment advisory contracts and plans of distribution, and (iii) additional matters relating to the Delaware Trust as required by the 1940 Act.

      SHAREHOLDER VOTING RIGHTS. Under the Trust's Declaration of Trust, shareholders of the Trust have the right to vote on the following matters: (i) the amendment of the Trust's Declaration of Trust; (ii) the sale or conversion of the assets of any Series to another investment company in exchange for shares of such investment company; (iii) the liquidation of any Series; (iv) the removal of a trustee; and (iv) the removal of the Trust's independent certified public accountant by a two-thirds vote.

      Under Delaware law, shareholders of the Delaware Trust will have only those voting rights that are explicitly set forth in the Governing Instruments. Under the Governing Instruments, shareholders of the Delaware Trust have the right to vote on the following matters: (i) the election or removal of Delaware Trustees, provided that a meeting of shareholders has been called for that purpose; (ii) to approve the termination of the Delaware Trust or any series or class, unless a majority of the Delaware Trustees determines the continuation of them is not in the best interests of the shareholders as a result of factors or events adversely affecting the abilities of the Delaware Trust or series or class to conduct its business and operations in an economically viable manner;
(iii) to approve the sale of all or substantially all of the assets of the Trust or series or class, unless the primary purpose of such sale is to change the Delaware Trust's domicile or form of organization or form of statutory trust;
(iv) to approve the conversion or merger or consolidation of the Trust or any Series or Class with and/or into another company or with and/or into any series or class of the Delaware Trust, unless (A) the primary purpose of such conversion or merger or consolidation is to change the Delaware Trust's domicile or form of organization or form of statutory trust, or (B) after giving effect to such conversion or merger or consolidation, based on the number of shares outstanding as of a date selected by the Delaware Trustees, the shareholders of the Trust or such series or class will have a majority of the outstanding shares of the surviving or resulting company or series or class thereof, as the case may be; (v) to approve any amendment to the voting rights granted in the Delaware Trust Agreement; and (vi) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine. The Shareholders of the Delaware Trust will not have any right to remove the Delaware Trust's independent public accountant. Pursuant to Rule 32a-4 under the 1940 Act, however, the Delaware Trust has an audit committee comprised entirely of Independent Trustees and operating pursuant to a written charter, which is designed to serve the same purpose of protecting shareholders.

      REMOVAL OF DIRECTORS AND TRUSTEES. The Trust's Declaration of Trust permits removal of a Trustee prior to the expiration of his or her term of office by the holders of two-thirds of the outstanding shares filing a declaration with the Trust's custodian, by the affirmative vote of two-thirds of the outstanding shares of the Trust at a meeting called for such purpose, or by written notice to the Trustee (and custodian) of a majority of the Trustees. Under the Delaware Trust Agreement, a Delaware Trustee may be removed by the affirmative vote of holders of two-thirds of the Delaware Trust's outstanding shares at a special meeting called for that purpose or by action of a majority of the then Trustees of the Trust.

      SHAREHOLDER LIABILITY. The Trust's Declaration of Trust provides for the limitation of shareholder liability and shareholder indemnification, however, a Pennsylvania court could theoretically treat the Trust as a partnership and hold shareholders personally liable as partners for the Trust's liabilities. Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Delaware Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Delaware Trust Agreement disclaims shareholder liability for acts or obligations of the Delaware Trust. The Delaware Trust Agreement provides for indemnification out of the property of a New Fund for all losses and expenses of any shareholder of such New Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a New Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

      LIABILITY OF TRUSTEES. Each of the Declaration of Trust and Governing Instruments limits the liability of Trustees in the performance of their duties, except by reason of a Trustee's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office. The Governing Instruments, however, apply such limitation of liability to both current and former Trustees.

      AMENDMENT OF THE DECLARATION OF TRUST AND THE DELAWARE TRUST AGREEMENT. The Trust's Declaration of Trust may be amended by all the Trustees with the written consent of the holders of a majority of the outstanding shares or with the consent of such holders voting in person or by proxy at a meeting called to pass upon an amendment. The Delaware Trust Agreement may be amended by a majority of the Delaware Trustees without any shareholder vote, except that the shareholders will have the right to vote on any amendment that would (i) affect the voting rights of shareholders granted in the Delaware Trust Agreement, (ii) affect the termination provisions of the Delaware Trust Agreement by reducing shareholders' voting rights, (iii) be required to be approved by shareholders by law or by the Delaware Trust's registration statement(s) filed with the Securities and Exchange Commission, or (iv) be submitted to them by the Delaware Trustees in their discretion.

      The foregoing is only a summary of some of the differences and similarities between and among the Trust's Declaration of Trust and the Delaware Trust's Delaware Trust Agreement and Bylaws and Delaware law. It is not a complete list of the differences and similarities. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust are available to shareholders without charge upon written request to the Trust at 1703 Oregon Pike, Lancaster, Pennsylvania 17605-0666.

When the Reorganization Will Be Implemented

      Assuming shareholder approval of Proposal 2, the Trust currently contemplates that the Reorganization will close in late January, 2005. However, the Reorganization may close earlier or later if circumstances warrant.

REQUIRED VOTE FOR PROPOSAL 2

      If a quorum is present, a majority of the holders of shares of each of the Funds is required to approve the Reorganization. If majority of the shareholders of any one of the Funds fail to pass Proposal 2, Proposal 2 will not pass for any of the Funds or the Trust and the Trustees will take such further action as they may deem to be in the best interest of the Trust's and each Fund's shareholders.

     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                   RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                             ADDITIONAL INFORMATION

ADDITIONAL SERVICE PROVIDERS

      The service providers currently engaged by the Trust on behalf of the Funds to perform non-advisory services will continue to serve the Funds in the capacities indicated below:

      Distributor                        Citco Mutual Fund Services, Inc., P.O.
                                         Box C1100, Southeastern, Pennsylvania,
                                         19398-1100
      Administrator, Accounting          Citco Mutual Fund Services, Inc. 83
      Agent and Transfer Agent           General Warren Blvd., Suite 200,
                                         Malvern, Pennsylvania, 19355
      Custodian                          U.S. Bank, N.A.
      Independent Auditors               PricewaterhouseCoopers LLP
      Legal Counsel                      Pepper Hamilton LLP

INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers, LLP ("PWC"), Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, has been selected to serve as the Trust's independent auditor for the fiscal year ending June 30, 2005. The Trust knows of no direct financial or material indirect financial interest of PWC in the Trust. A representative of PWC will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

      Set forth in the table below are audit fees and non-audit related fees billed to the Trust by PWC for professional services received during and for the Trust's fiscal years ended June 30, 2003 and 2004, respectively.

FISCAL YEAR ENDED
JUNE 30,                      AUDIT FEES       AUDIT-RELATED FEES       TAX FEES(1)        ALL OTHER FEES
---------------------------------------------------------------------------------------------------------
2003                            $52,376               None                $12,000               None
2004                            $59,000               None                $28,670               None

      (1) These fees related to services consisting of the review and preparation of U.S. Federal, state, local and excise tax returns, as well as other tax related advice.

      The Trust's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the Trust by its independent auditor. At the present time, the Committee has not adopted pre-approval policies and procedures. At the request of the Audit Committee, the Board adopted a policy on August 20, 2004 requiring the Audit Committee to approve all non-audit engagements of the Funds' auditor. Accordingly, the engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit and tax services described above for which PWC billed the Trust fees for the fiscal years ended June 30, 2003 and 2004 were pre-approved by the Audit Committee. For the Trust's fiscal years ended June 30, 2003 and 2004, PWC has represented to the Trust that it did not provide any non-audit services (or bill any fees for such services) to the Trust's investment adviser or any affiliates thereof that provide services to the Trust.

VOTING AND SOLICITATION INFORMATION

      Shareholders are entitled to one vote for each full share and a proportionate share of one vote for each fractional share held of a Fund on the close of business on October 5, 2004 (the "Record Date"). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or other electronic means, will be paid by the Trust. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of Emerald Advisers, Inc., and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, other electronic means or personally. The Trust has engaged [insert name] to solicit proxies for the Meeting. [Insert name] will be paid a fee of approximately $[insert fee] for its basic solicitation services, which includes review of proxy materials, solicitation of ADP, brokers, banks and institutional holders, and delivery of executed proxies. The term of the agreement with [insert name] will last for the period of the solicitation, and the agreement provides that the Trust indemnify and hold harmless [insert name] against any third party claims, except in the case of [insert name] gross negligence or intentional misconduct.

      If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Citco Mutual Fund Services, Inc., 83 General Warren Blvd., Suite 200, Malvern, Pennsylvania 19355 or [insert name].

REVOCATION OF PROXY

      Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of the Trust giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Trust, at 1703 Oregon Pike, Lancaster, Pennsylvania 17605-0666) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT AND EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

      The presence at the Meeting, in person or by proxy, of the holders of at least a majority of the outstanding shares of the Trust, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required for approval of proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of the Proposals or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Trust present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

      For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

      With regard to the election of directors (Proposal 1), votes may be cast in favor or withheld; abstentions, votes withheld and broker non-votes do not count either for or against such election. Abstentions and broker non-votes will have the effect of a "no" vote on the proposal to approve the Reorganization of the Trust (Proposal 2) because the proposal requires the affirmative vote of a majority of the outstanding shares of each Fund for approval.

SHAREHOLDINGS INFORMATION

      Holders of record of the shares of the Funds on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. As of the Record Date, the Emerald Growth Fund, Emerald Select Banking and Finance Fund and Emerald Select Technology Fund had 10,109,097.699, 9,128,079.629 and 516,584.501 shares issued and outstanding, respectively, and, accordingly, the Trust had 19,753,761.829 shares issued and outstanding in the aggregate.

      As of September 30, 2004, no person owned of record or beneficially 5% or more of the outstanding Class A shares of the Emerald Select Technology Fund.

      As of September 30, 2004, the following persons owned of record or beneficially 5% or more of the outstanding Class A and Class C shares of the Emerald Growth Fund and Emerald Select Banking and Finance Fund, respectively and Class C shares of the Technology Fund.

                                                                        Percent Ownership          Total Number of
Name and Address                                 Fund/Class               of Fund/Class                Shares
----------------------------------------       ---------------          -----------------          ------------------
Salomon Smith Barney, Inc.                     Growth Fund                    18.20%                 1,575,388.8530
333 West 34th Street - 3rd Floor               Class A shares
New York, NY  10001-2483

ORT & CO                                       Growth Fund                    6.09%                    526,752.2590
c/o Orrstown Bank and Trust Dept.              Class A shares
P.O. Box 250 Shippensburg, PA 17257-0250

Merrill Lynch & Co.                            Growth Fund                    6.82%                     74,477.6120
4800 Deer Lake Drive E Floor 3                 Class C shares
Jacksonville, FL  32246-6486

Merrill Lynch & Co.                            Banking & Finance              8.19%                    441,289.5780
4800 Deer Lake Drive E Floor 3                 Fund Class A
Jacksonville, FL  32246-6486                   shares

Merrill Lynch & Co.                            Banking & Finance              23.61%                   880,514.1020
4800 Deer Lake Drive E Floor 3                 Fund Class C
Jacksonville, FL  32246-6486                   shares

FISERV Securities, Inc.                        Technology Fund                13.42%                     9,882.6380
One Commerce Square                            Class C shares
2005 Market Street, Suite 1200
Philadelphia, PA  19103

Wachovia Securities, LLC FBO                   Technology Fund                12.48%                     9,187.5570
Ms. Joleen M. Baile                            Class C shares
106 Chambers Ridge
York, PA  17402-8416

Larry G. Sue Prudential Securities             Technology Fund                11.10%                     8,170.0000
1676 Ala Moana Boulevard,                      Class C shares
Apt. 208 Honolulu, HI 96851-1416

Donaldson Lufkin Jenrette                      Technology Fund                10.78%                     7,934.9510
P.O. Box 2052                                  Class C shares
Jersey City, NJ  07303-2052

Janney Montgomery Scott FBO                    Technology Fund                8.25%                      6,075.3340
James J. Fleming                               Class C shares
1801 Market Street
Philadelphia, PA  19103-1675

                                                                        Percent Ownership          Total Number of
Name and Address                                 Fund/Class               of Fund/Class                Shares
----------------------------------------       ---------------          -----------------          ------------------
FISERV Securities, Inc.                        Technology Fund                7.14%                      5,254.8580
One Commerce Square                            Class C shares
2005 Market Street, Suite 1200
Philadelphia, PA  19103

Larry Sue Prudential Securities                Technology Fund                6.66%                      4,901.1030
1676 Ala Moana Boulevard,                      Class C shares
Apt. 208 Honolulu, HI 96851-1416

Kenneth Dan Boyle Prudential Securities        Technology Fund                5.95%                      4,382.2650
1602 East Fountain Street                      Class C shares
Mesa, AZ  85203-5120

      As of September 30, 2004, the Trustees, nominees and Officers of the Funds owned, as a group, less than one percent of the outstanding shares of any one of the Funds.

SHAREHOLDER PROPOSALS FOR AND OTHER INFORMATION REGARDING SUBSEQUENT MEETINGS

      The Trust does not hold annual meetings. Accordingly, no anticipated date of the next shareholder meeting can be provided at this time, nor does the Trust have a policy with respect to Trustees' attendance at shareholder meetings, although it encourages such attendance. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o 1703 Oregon Pike, Lancaster, Pennsylvania 17605-0666. The timely submission of a proposal will not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

      No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or its Funds.

       PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                     By Order of the Board of Trustees
                                     of The HomeState Group

                                     /s/ Stacey L. Sears

                                     Stacey L. Sears
                                     Secretary

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement"), dated as of
              , 200 , is entered into by and between The HomeState Group, a Pennsylvania common law trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and Emerald Mutual Funds, a Delaware statutory trust (the "Delaware Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement.

                                   BACKGROUND

      The Trust is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Trust currently publicly offers shares of beneficial representing interests in three separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

      The Trustees of the Trust have designated multiple classes of shares that represent interests in each Current Fund. Each of these classes is listed on Schedule B and is referred to in this Agreement as a "Current Fund Class."

      The Trust desires to change its form and place of organization by reorganizing as the Delaware Trust. In anticipation of such reorganization (the "Reorganization"), the Trustees of the Delaware Trust have established three series portfolios corresponding to the Current Funds (each a "New Fund"), and have designated multiple classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

      The Reorganization will occur through the transfer of all of the assets of each Current Fund to the corresponding New Fund. In consideration of its receipt of these assets, each New Fund will assume all of the liabilities of the corresponding Current Fund, and will issue to the Current Fund shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by the Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). The Current Fund will then distribute the New Fund Shares it has received to its shareholders.

      The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Trust, on its own behalf and on behalf of the Current Funds, and by the Delaware Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

      NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   Article I
                                   DEFINITIONS

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background of this Agreement. In addition, the following terms shall have the following meanings:

      Section 1.1. "ASSETS" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

      Section 1.2. "CLOSING" shall mean the consummation of the transfer of assets, assumption of liabilities and issuance of shares described in Sections
2.1 and 2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

      Section 1.3. "CODE" shall mean the Internal Revenue Code of 1986, as amended.

      Section 1.4. "CURRENT FUND" shall mean each of the Trust's series portfolios listed on Schedule A.

      Section 1.5. "CURRENT FUND CLASS" shall mean each class of shares of beneficial interest of the Trust representing an interest in a Current Fund as listed on Schedule B.

      Section 1.6. "CURRENT FUND SHARES" shall mean the shares of the Current Funds outstanding immediately prior to the Reorganization.

      Section 1.7. "EFFECTIVE TIME" shall have the meaning set forth in Section 3.1.

      Section 1.8. "LIABILITIES" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

      Section 1.9. "NEW FUND" shall mean each of the series portfolios of the Delaware Trust, each of which shall correspond to one of the Current Funds as shown on Schedule A.

      Section 1.10. "NEW FUND CLASS" shall mean each class of shares of beneficial interest of the Delaware Trust representing an interest in a New Fund, each of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

      Section 1.11. "NEW FUND SHARES" shall mean those shares of beneficial interest in a New Fund, issued to a Current Fund in consideration of the New Fund's receipt of the Current Fund's Assets.

      Section 1.12. "REGISTRATION STATEMENT" shall have the meaning set forth in
Section 5.4.

      Section 1.13. "RIC" shall mean a regulated investment company under Subchapter M of the Code.

      Section 1.14. "SEC" shall mean the Securities and Exchange Commission.

      Section 1.15. "SHAREHOLDER(S)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

      Section 1.16. "SHAREHOLDERS MEETING" shall have the meaning set forth in
Section 5.1.

      Section 1.17. "TRANSFER AGENT" shall have the meaning set forth in Section 2.2.

      Section 1.18. "1940 ACT" shall mean the Investment Company Act of 1940, as amended.

                                   Article II
                             PLAN OF REORGANIZATION

      Section 2.1. The Trust agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Delaware Trust, on behalf of each New Fund, agrees in exchange therefor:

            (a) to issue and deliver to the Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares for each New Fund Class designated in Schedule B equal to the number of full and fractional Current Fund Shares for each corresponding Current Fund Class designated in Schedule B that are issued and outstanding immediately prior to the Effective Time; and

            (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

      Section 2.2. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $1.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Delaware Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, if any, shall simultaneously be deemed to have been redeemed by the Trust. The Delaware Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares, if any, shall represent New Fund Shares after the Reorganization.

      Section 2.3. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to Section 2.2, the Trust shall dissolve its existence as a Pennsylvania common law trust.

      Section 2.4. Any transfer taxes payable on the issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

      Section 2.5. Any reporting responsibility of the Trust or each Current Fund to a public authority is, and shall remain, its responsibility up to and including the date on which it is terminated.

                                  Article III
                                     CLOSING

      Section 3.1. The Closing shall occur at the principal office of the Trust
on            , 200  , or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Trust's and the Delaware Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

      Section 3.2. The Trust or its fund accounting agent shall deliver to the Delaware Trust at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities transferred by the Current Funds to the New Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Trust shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or a provision for payment has been made.

      Section 3.3. The Trust's transfer agent shall deliver to the Delaware Trust's transfer agent at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Trust's Secretary or Assistant Secretary. The Delaware Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Delaware Trust shall issue and deliver a confirmation to the Trust evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Trust that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

      Section 3.4. The Trust and the Delaware Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

                                   Article IV
                         REPRESENTATIONS AND WARRANTIES

      Section 4.1. The Trust represents and warrants on its own behalf and on behalf of each Current Fund as follows:

            (a) The Trust is a Pennsylvania common law trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania;

            (b) The Trust is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

            (c) Each Current Fund is a duly established and designated series of the Trust;

            (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

            (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

            (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such year;

            (g) There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares, if any, and, to the best of the Trust's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Trust does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Trust is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

            (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

            (i) The total adjusted basis of the Assets of each Current Fund transferred to each New Fund will equal or exceed the sum of the Liabilities to be assumed by each New Fund, plus the amount of Liabilities, if any, to which the transferred Assets are subject;

            (j) The Trust is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

            (k) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as an open-end management investment company operating under the 1940 Act;

            (l) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Trust's shareholders;

            (m) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

            (n) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

            (o) Each Current Fund will pay its respective expenses, if any, incurred in connection with the Reorganization.

      Section 4.2. The Delaware Trust represents and warrants on its own behalf, and on behalf of each New Fund, as follows:

            (a) The Delaware Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

            (b) At the Effective Time, the Delaware Trust will succeed to the Trust's registration statement filed under the 1940 Act with the SEC and thus will become duly registered as an open-end management investment company under the 1940 Act;

            (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

            (d) No New Fund has commenced operations nor will any New Fund commence operations until after the Closing;

            (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Delaware Trust on behalf of any New Fund, except as provided in paragraph 5.2;

            (f) The New Fund Shares to be issued and delivered to the corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and non-assessable;

            (g) Each New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

            (h) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under
Section 22(e) of the 1940 Act;

            (i) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets;

            (j) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or business trust or "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

            (k) Each New Fund will pay its respective expenses, if any, incurred in connection with the Reorganization.

      Section 4.3. Each of the Trust and the Delaware Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

            (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be approximately equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

            (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

            (c) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount;

            (d) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets; and

            (e) No consideration other than New Fund Shares (and the New Fund's assumption of the Liabilities) will be issued in exchange for the Assets and no consideration other than New Fund Shares will be received by the Shareholders in connection with the Reorganization.

                                   Article V
                                    COVENANTS

      Section 5.1. As soon as practicable after the date of this Agreement, the Trust shall call a meeting of its Shareholders (the "Shareholders Meeting") to consider and act on this Agreement. The Board of Trustees of the Trust shall recommend that Shareholders approve this Agreement and the transactions contemplated by this Agreement. Approval by Shareholders of this Agreement will authorize the Trust, and the Trust hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

      Section 5.2. The Delaware Trust's trustees shall authorize the issuance of, and each New Fund shall issue, prior to the Closing, one New Fund Share in each New Fund Class of each New Fund that corresponds to a Current Fund Class to the Trust in consideration of the payment of $1.00 per share for the purpose of enabling the Trust to elect the Trust's trustees as the Delaware Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Delaware Trust's trustees or shareholders), to ratify the selection of the Delaware Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

      Section 5.3. Prior to the Closing, the Delaware Trust (on its own behalf of and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into appropriate agreements for the operation of the Delaware Trust, including any Investment Advisory Agreement, Administrative Services Agreement, Shareholder Services Agreement, Distribution Agreement, Custodian Agreements, and an Transfer Agency Agreement; shall adopt service plans pursuant to Rule 12b-1 of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Delaware Trust (as defined in the 1940
Act) and by the Trust as the sole shareholder of each New Fund.

      Section 5.4. The Trust or the Delaware Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which contain such amendments to such Registration Statement as are determined by the Trust to be necessary and appropriate to effect the Reorganization, and (ii) pursuant to which the Delaware Trust adopts such Registration Statement, as so amended, as its own, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing, and shall file an amendment to Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Pennsylvania common law trust to a Delaware statutory trust with the SEC, and the Delaware Trust share have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act.

                                   Article VI
                              CONDITIONS PRECEDENT

      The obligations of the Trust, on its own behalf and on behalf of each Current Fund, and the Delaware Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

      Section 6.1. The Shareholders of the Trust shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

      Section 6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Trust or the Delaware Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Trust or the Delaware Trust may for itself waive any of such conditions.

      Section 6.3. Each of the Trust and the Delaware Trust shall have received an opinion from Pepper Hamilton, LLP that Reorganization qualifies as a reorganization under Section 368 of the Code, and will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Trust, the Delaware Trust or the shareholders of the Trust. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (and in separate letters of representation that the Trust and the Delaware Trust shall use their best efforts to deliver to such counsel upon request) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes.

      Section 6.4. No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

At any time prior to the Closing, any of the foregoing conditions (except those set forth in Section 6.1) may be waived by the trustees of either the Trust or the Delaware Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's shareholders.

                                  Article VII
                                    EXPENSES

      All expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

                                  Article VIII
                                ENTIRE AGREEMENT

      Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

                                   Article IX
                                    AMENDMENT

      This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Trust's Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

                                   Article X
                                   TERMINATION

      This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Trust's Shareholders, by: (a) either the Trust or the Delaware Trust if the conditions specified in Article VI hereof shall not have been satisfied or waived or (b) the Trustees of the Trust if the Trustees determine for any reason, in their sole judgment and discretion, that the consummation of the Reorganization would be inadvisable or not in the best interests of the Trust and its Shareholders.

                                   Article XI
                                  MISCELLANEOUS

      Section 11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

      Section 11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      Section 11.3. The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by authorized officers of the Delaware Trust acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of the Delaware Trust personally, but shall bind only the assets and property of the New Funds, as provided in the Trust's Agreement and Declaration of Trust.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


                                           THE HOMESTATE
                                           GROUP, on behalf of
                                           each of its series
                                           listed in Schedule
                                           A to this Agreement

Attest:                                    By:
        -----------------------------          ---------------------------------
                                           Name:
                                           Title:

                                           EMERALD MUTUAL FUNDS, on behalf of
                                           each of its series listed in
                                           Schedule A to this Agreement

Attest:                                    By:
        -----------------------------          ---------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE A

THE HOMESTATE GROUP  ("CURRENT FUNDS")        EMERALD MUTUAL FUNDS ("NEW FUNDS")
--------------------------------------        ----------------------------------

The Emerald Growth Fund                       The Emerald Growth Fund

The Emerald Select Banking and Finance Fund   The Emerald Select Banking and
                                              Finance Fund

The Emerald Select Technology Fund            The Emerald Select Technology Fund

                                   SCHEDULE B

THE HOMESTATE GROUP ("CURRENT FUND CLASSES")        EMERALD MUTUAL FUNDS ("NEW FUND CLASSES")
The Emerald Growth Fund Class A Shares              The Emerald Growth Fund Class A Shares
The Emerald Growth Fund Class C Shares              The Emerald Growth Fund Class C Shares
The Emerald Select Banking and Finance              The Emerald Select Banking and Finance
Fund Class A Shares                                 Fund Class A Shares
The Emerald Select Banking and Finance              The Emerald Select Banking and Finance
Fund Class C Shares                                 Fund Class C Shares
The Emerald Select Technology Fund Class A Shares   The Emerald Select Technology Fund Class A Shares
The Emerald Select Technology Fund Class C Shares   The Emerald Select Technology Fund Class C Shares

                                                                       EXHIBIT B

                       AGREEMENT AND DECLARATION OF TRUST

                                       of

                              EMERALD MUTUAL FUNDS,

                           A DELAWARE STATUTORY TRUST

                      EFFECTIVE _____________________, 2004

                                TABLE OF CONTENTS

                                                                                                               PAGE

ARTICLE I Name and Definitions....................................................................................1

   Section 1.1.      Name.........................................................................................1
   Section 1.2.      Name Reservation.............................................................................1
   Section 1.3.      Definitions..................................................................................1

ARTICLE II Purpose of Trust.......................................................................................3

ARTICLE III Shares................................................................................................3

   Section 3.1.      Shares of Beneficial Interest................................................................3
   Section 3.2.      Establishment and Designation of Shares......................................................4
   Section 3.3.      Actions Affecting Series.....................................................................5
   Section 3.4.      Relative Rights and Preferences..............................................................5
   Section 3.5.      Ownership of Shares..........................................................................7
   Section 3.6.      Investments in the Trust.....................................................................8
   Section 3.7.      Status of Shares and Limitation of Personal Liability........................................8

ARTICLE IV The Board of Trustees..................................................................................8

   Section 4.1.      Number.......................................................................................8
   Section 4.2.      Election and Tenure..........................................................................8
   Section 4.3.      Effect of Death, Resignation, etc. of a Trustee..............................................9
   Section 4.4.      Trustee Compensation.........................................................................9

ARTICLE V Power of the Trustees...................................................................................9

   Section 5.1.      Management of the Trust......................................................................9
   Section 5.2.      Action by Written Consent; Telephonic Meetings...............................................9
   Section 5.3.      Powers of the Trustees......................................................................10
   Section 5.4.      Payment of Expenses by the Trust............................................................13
   Section 5.5.      Ownership of Assets of the Trust............................................................13
   Section 5.6.      Issuance and Repurchase of Shares...........................................................14
   Section 5.7.      Power of Trustees to Change Provisions Relating to Shares...................................14

ARTICLE VI Service Contracts.....................................................................................14

   Section 6.1.      Investment Adviser..........................................................................14
   Section 6.2.      Principal Underwriter.......................................................................14
   Section 6.3.      Other Service Contracts.....................................................................15
   Section 6.4.      Validity of Contracts.......................................................................15

ARTICLE VII Shareholders' Voting Powers and Meetings.............................................................15

   Section 7.1.      Voting Powers...............................................................................15
   Section 7.2.      Quorum and Required Vote....................................................................16
   Section 7.3.      Action by Written Consent...................................................................16
   Section 7.4.      Record Dates................................................................................16

                                                                                                               PAGE

ARTICLE VIII Net Asset Value, Distributions, and Redemptions.....................................................17

   Section 8.1.      Determination of Net Asset Value............................................................17
   Section 8.2.      Distributions...............................................................................17
   Section 8.3.      Redemptions and Repurchases.................................................................17
   Section 8.4.      Redemptions at the Option of the Trust......................................................18
   Section 8.5.      Transfer of Shares..........................................................................18

ARTICLE IX Limitation of Liability...............................................................................19

   Section 9.1.      Limitation of Liability.....................................................................19
   Section 9.2.      Indemnification of Certain Persons..........................................................19
   Section 9.3.      Indemnification of Shareholders.............................................................19
   Section 9.4.      Trustee's Good Faith Action, Expert Advice, No Bond or Surety...............................19
   Section 9.5.      Liability of Third Persons Dealing with Trustees............................................20
   Section 9.6.      Insurance...................................................................................20

ARTICLE X Termination and Merger.................................................................................20

   Section 10.1.        Termination of Trust or Series or Class..................................................20
   Section 10.2.        Sale of Assets; Merger and Consolidation.................................................21

ARTICLE XI Miscellaneous.........................................................................................21

   Section 11.1.        Amendments...............................................................................21
   Section 11.2.        Filing of Copies.........................................................................22
   Section 11.3.        References and Headings..................................................................22
   Section 11.4.        Applicable Law...........................................................................22
   Section 11.5.        Provisions in Conflict with Law or Regulations...........................................22
   Section 11.6.        Statutory Trust Only.....................................................................23
   Section 11.7.        Counterparts.............................................................................23

                       AGREEMENT AND DECLARATION OF TRUST

                                       OF

                              EMERALD MUTUAL FUNDS

      This Agreement and Declaration of Trust of the Emerald Mutual Funds (the "Trust"), dated as of _________________, 2004, is made among the individuals listed on the signatory page attached hereto (hereinafter referred to as Trustees) and each person who becomes a Shareholder in accordance with the terms hereinafter set forth.

      WHEREAS, the Trustees have caused a Certificate of Trust (the "Certificate of Trust") to be filed with the Secretary of State of the State of Delaware on ____________, 2004;

      NOW, THEREFORE, the Trustees do hereby declare that all money and property contributed to the Trust hereunder shall be held and managed in trust under this Agreement and Declaration of Trust for the benefit of the Shareholders as set forth below.

                                    ARTICLE I
                              NAME AND DEFINITIONS

      Section 1.1. Name. This Trust shall be known as "Emerald Mutual Funds" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

      Section 1.2. Name Reservation. The Trust acknowledges that it uses the term "Emerald" in its name only with the permission of Emerald Asset Management, Inc., a Pennsylvania corporation ("EAM"), the ultimate parent company of the Investment Adviser, and agrees that EAM shall control the use of the term "Emerald" by the Trust. The Trust further agrees that if any subsidiary of EAM or its successors or assigns should at any time cease to be the Investment Adviser, the Trust shall, at the written request of EAM or its successors or assigns, eliminate the term "Emerald" from its name and any materials or documents referring to the Trust, and will not henceforth use the term "Emerald" in the conduct of the Trust's business, except to any extent specifically agreed to by EAM. The Trust further acknowledges that EAM reserves the right to grant the non-exclusive right to use the term "Emerald" to any other persons or entities, including other investment companies, whether now in existence or hereafter created. The provisions of this paragraph are binding on the Trust, its successors and assigns and on its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

      Section 1.3. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

            1.3.1. "By-Laws" shall mean the By-Laws of the Trust as amended or restated from time to time.

            1.3.2. "Certificate of Trust" shall have the meaning set forth in first "Whereas" clause of this Declaration of Trust.

            1.3.3. "Class" or "Classes" shall mean a portion of Shares of a Series of the Trust established in accordance with the provisions of ARTICLE III hereof.

            1.3.4. "Company" shall have the meaning specified in Section 2(a)(8) of the 1940 Act.

            1.3.5. "Declaration of Trust" shall mean this Agreement and Declaration of Trust, as amended, supplemented or restated from time to time.

            1.3.6. "Delaware Act" refers to the Delaware Statutory Trust Act, 12 Del. C. Section 3801 et seq., as such act may be amended from time to time.

            1.3.7. "Class Expenses" shall mean expenses incurred by a particular Class in connection with a shareholder services arrangement or a distribution plan that is specific to such Class or any other differing share of expenses or differing fees, in each case, pursuant to a plan adopted by the Trust pursuant to Rule 18f-3 under the 1940 Act, as such plan or rule may be amended from time to time.

            1.3.8. "Commission" shall mean the U.S. Securities and Exchange Commission.

            1.3.9. "General Assets" shall have the meaning set forth in Section
3.4.1. hereof.

            1.3.10. "Interested Person" shall have the meaning set forth in
Section 2(a)(19) of the 1940 Act.

            1.3.11. "Investment Adviser" or "Adviser" shall mean a party furnishing services to the Trust pursuant to any contract described in Section
6.1 hereof,

            1.3.12. "1940 Act" refers to the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, each as amended from time to time. References herein to specific sections of the 1940 Act shall be deemed to include such rules and regulations as are applicable to such sections as determined by the Trustees or their designees.

            1.3.13. "Outstanding Shares" shall mean Shares shown on the books of the Trust or its transfer agent as then issued and outstanding, and includes Shares of one Series that the Trust has purchased on behalf of another Series, but excludes Shares of a Series that the Trust has redeemed or repurchased.

            1.3.14. "Person" shall mean and include any of the following: individuals, corporations, partnerships, trusts, foundations, plans, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

            1.3.15. "Principal Underwriter" shall have the meaning set forth in Section (2)(a)(29) of the 1940 Act.

            1.3.16. "Proportionate Interest" shall have the meaning set forth in
Section 3.2.2. hereof.

            1.3.17. "Series" shall mean each series of Shares established and designated under or in accordance with the provisions of ARTICLE III hereof.

            1.3.18. "Shares" means the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares.

            1.3.19. "Shareholder" means a record owner of Outstanding Shares of the Trust.

            1.3.20. "Trust" refers to the Delaware statutory trust established by this Declaration of Trust.

            1.3.21. "Trustees" refers to the persons who have signed this Declaration of Trust, so long as they continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed to serve on the Board of Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as Trustees hereunder.

            1.3.22. "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust.

                                   ARTICLE II
                                PURPOSE OF TRUST

      The purpose of the Trust is to conduct, operate and carry on the business of an open-end management investment company registered under the 1940 Act through one or more Series investing primarily in securities and to carry on such other business as the Trustees may from time to time determine pursuant to authority under this Declaration of Trust.

                                  ARTICLE III
                                     SHARES

      Section 3.1. Shares of Beneficial Interest.

            3.1.1. The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares, with no par value per Share. Shares shall be validly issued, fully paid and non-assessable when issued for such consideration as the Trustees shall determine. All Shares issued in connection with a dividend or other distribution in Shares or a split or reverse split of Shares shall be fully paid and non-assessable.

            3.1.2. Pursuant to Section 3806(b) of the Delaware Act, the Trustees shall have authority, from time to time, (i) to establish Shares of a Series, each of which constitutes a Series and shall be separate and distinct from the Shares in any other Series and (ii) to further divide Shares of any Series into one or more separate and distinct classes of Shares, each of which constitutes a Class.

            3.1.3. The Series shall include, without limitation, those Series specifically established and designated in Section 3.2.1. hereof, and such other Series as the Trustees may deemed necessary or desirable. The Trustees shall have exclusive power, without the requirement of Shareholder approval, from time to time, to establish and designate such separate and distinct Series, and, subject to the provisions of this Declaration of Trust and the 1940 Act, to fix and determine the rights of Shareholders of Shares in such Series. If only one Series shall be established, unless provided for otherwise the Shares shall have the rights and preferences provided for herein and in Section 3.4 hereof to the extent relevant.

            3.1.4. This Trust is a series trust pursuant to Sections 3804(a) and 3806(b) of the Delaware Act, and each Series shall be a separate series of the Trust within the meaning of Section 3806(b)(2) of the Delaware Act. As such, separate and distinct records shall be maintained for each Series and the assets of the Trust associated with each Series shall be held and accounted for separately from the other assets of the Trust or any other Series. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally or the assets of any other Series nor shall the assets of any Series be charged with the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to another Series, or, except as otherwise provided herein, the Trust generally.

      Section 3.2. Establishment and Designation of Shares.

            3.2.1. The Trust shall consist of one or more separate and distinct Series, each with an unlimited number of Shares unless otherwise specified. The Trustees may establish one or more Classes of Shares of any Series, each with an unlimited number of Shares unless otherwise specified.

            3.2.2. Each Class so established and designated shall represent a proportionate undivided interest (as determined by or at the direction of, or pursuant to authority granted by, the Trustees, consistent with industry practice) ("Proportionate Interest") in the net assets belonging to that Series and shall have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations and designations and be subject to the same terms and conditions, except that (i) Class Expenses allocated to a Class for which such expenses were incurred shall be borne solely by that Class,
(ii) other expenses, costs, charges and reserves allocated to a Class in accordance with Section 3.4.2. may be borne solely by that Class, provided that the allocation of such other expenses, costs, charges, and reserves is not specifically required to be set forth in a plan adopted by the Trust pursuant to Rule 18f-3 under the 1940 Act; (iii) dividends declared and payable to a Class pursuant to Section 3.4.3. shall reflect the items separately allocated thereto pursuant to the preceding clauses, (iv) each Class may have separate rights to convert to another Class, exchange rights, and similar rights, each as determined by the Trustees, and (v) subject to Section 7.1 hereof, each Class may have exclusive voting rights with respect to matters affecting only that Class. Any fractional Share of a Series shall have proportionately all rights and obligations of a whole share of such Series, including rights with respect to voting, receipt of dividends and distributions and redemptions of Shares as set forth in Section 3.4 hereof.

            3.2.3. The Trustees hereby establish and designate the Series and Classes listed on Schedule A attached hereto and made a part hereof. Each additional Series and the Classes of such additional Series shall be established by the adoption of a resolution adopted by a majority of the Trustees. Each such resolution is incorporated herein by reference and made a part of this Declaration of Trust whether or not expressly stated in such resolution, and shall be effective upon the occurrence of both (i) the date stated therein (or, if no such date is stated, upon the date of such adoption) and (ii) the execution of an amendment either to this Declaration of Trust or to Schedule A hereto establishing and designating such additional Series and Classes.

      Section 3.3. Actions Affecting Series. Subject to the right of Shareholders, if any, to vote pursuant to Section 7.1, the Trustees shall have full power and authority, in their sole discretion without obtaining any prior authorization or vote of the Shareholders of any Series, or any Class or Classes thereof, to fix or change such preferences, voting powers, rights and privileges of any Series, or Classes thereof, as the Trustees may from time to time determine, including any change that may adversely affect a Shareholder; to divide or combine the Shares of any Series, or Classes thereof, into a greater or lesser number; to classify, reclassify or convert any issued Shares of any Series, or Classes thereof, into one or more Series or Classes of Shares of a Series; and to take such other action with respect to the Shares as the Trustees may deem desirable. A Series may issue any number of Shares but need not issue any Shares. At any time that there are no Outstanding Shares of any particular Series or Class previously established and designated, the Trustees may abolish that Series or Class and the establishment and designation thereof.

      Section 3.4. Relative Rights and Preferences. Shares of each Series or Class established pursuant to Section 3.2 hereof, unless otherwise provided in the resolution establishing such Series or Class, shall have the following relative rights and preferences:

            3.4.1. Assets Held with Respect to a Particular Series.

                  (a) Specific Assets. All consideration received by the Trust for the issue or sale of Shares of a particular Series and Class, including dividends and distributions paid by, and reinvested in, such Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets held with respect to" that Series.

                  (b) General Assets. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes in absence of manifest error.

                  (c) Each Class of a Series shall have a Proportionate Interest in the net assets belonging to that Series. References herein to assets, expenses, charges, costs and reserves "allocable" or "allocated" to a particular Class of a Series shall mean the aggregate amount of such items multiplied by the Class's Proportionate Interest.

            3.4.2. Liabilities Held with Respect to a Particular Series.

                  (a) Specific Liabilities. The assets of the Trust held with respect to each Series shall be charged with the liabilities of the Trust with respect to such Series and all expenses, costs, charges and reserves attributable to such Series. Class Expenses shall, in all cases, be allocated to the Class for which such Class Expenses were incurred.

                  (b) General Liabilities. Any general liabilities, expenses, costs, charges or reserves of the Trust or any Series that are not readily identifiable as belonging to a particular Series or any particular Class thereof shall be allocated and charged by the Trustees, between or among any one or more of the Series or Classes in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes in absence of manifest error.

                  (c) All Persons who have extended credit which has been allocated to a particular Series, or who have a claim or contract which has been allocated to a Series, shall look exclusively to the assets held with respect to such Series for payment of such credit, claim, or contract. None of the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Trust generally that have not been allocated to a specified Series, or with respect to any other Series, shall be enforceable against the assets of such specified Series. Each creditor, claimant and contracting party shall be deemed nevertheless to have agreed to such limitation unless an express provision to the contrary has been incorporated in the written contract or other document establishing the contractual relationship.

            3.4.3. Dividends, Distributions, Redemptions, and Repurchases. Shareholders of any Series shall be entitled to receive dividends and distributions, when, if and as declared with respect thereto in the manner provided in Section 8.2 hereof. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders in absence of manifest error.

      No Share shall have any priority or preference over any other Share of the same Series or Class thereof with respect to dividends or distributions of the Trust or otherwise. All dividends and other distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of such Series or Class, as the case may be, in proportion to the number of Shares of such Series or Class they held on the record date established for such payment, provided that such dividends and other distributions on Shares of a Class shall appropriately reflect Class Expenses and other expenses allocated to that Class.

      No dividend or distribution including, without limitation, any distribution paid upon termination of the Trust or of any Series or Class with respect to, or any redemption or repurchase of, the Shares of any Series or Class shall be effected by the Trust other than from the assets held with respect to such Series or Class, nor shall any Shareholder of any Series or Class otherwise have any right or claim against the assets held with respect to any other Series or Class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class.

            3.4.4. Voting. Each Share shall have voting rights as provided in
ARTICLE VII hereof. All Shares of the Trust entitled to vote on a matter shall vote without differentiation among the separate Series or Classes on a one-vote-per-Share basis and each fractional Share shall be entitled to a proportionate fractional vote; provided however, if a matter to be voted on affects only the interests of certain Series or Class as determined by the Trustees, then only the Shareholders of such affected Series or Class shall be entitled to vote on the matter.

            3.4.5. Exchange Privilege. The Trustees shall have the authority to provide that the Shareholders of any Series or Class shall have the right to exchange such Shares for Shares of one or more other Series or Class in accordance with such requirements and procedures as may be established by the Trustees.

            3.4.6. Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or any Series.

      Section 3.5. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and Class thereof. No certificates evidencing the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Series and similar matters and, by resolution, may restrict the transfer of Shares of a Series. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series and Class and as to the number of Shares of each Series and Class thereof held from time to time by each Shareholder.

      Section 3.6. Investments in the Trust. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees from time to time may authorize. Each investment shall be credited to the Shareholder's account in the form of full and fractional Shares of the Trust in such Series and Class as the purchaser shall select, at the net asset value per Share next determined for such Series and Class after receipt of the investment; provided, however, that the Trustees may, in their sole discretion, impose a reimbursement fee upon investments in the Trust.

      Section 3.7. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust, the By-Laws of the Trust and the resolutions of the Board of Trustees. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms thereof. The death of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but shall entitle such representative only to the rights of said deceased Shareholder under this Declaration of Trust. Ownership of Shares shall not entitle a Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners or joint venturers except as specifically provided for pursuant to
ARTICLE III herein or by resolution of the Board of Trustees. As provided by applicable law, no Shareholder of the Trust shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class thereof. The Shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time agree to pay.

                                   ARTICLE IV
                              THE BOARD OF TRUSTEES

      Section 4.1. Number. The number of Trustees constituting the Board of Trustees shall be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three (3) nor more than twelve (12).

      Section 4.2. Election and Tenure. Subject to the requirements of Section 16(a) of the 1940 Act, the Board of Trustees, by action of a majority of the Trustees then holding office at a duly constituted meeting, may fill vacancies in the Board of Trustees and remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust or to a meeting of the Board of Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages or other payment on account of such removal. Any Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the Outstanding Shares of the Trust. A meeting of Shareholders for the purpose of electing or removing one or more Trustees (i) may be called by the Trustees upon their own vote, and (ii) shall be called upon the written request of Shareholders owning 10% or more of the Shares of the Trust in the aggregate.

      Section 4.3. Effect of Death, Resignation, etc. of a Trustee. The death, declination, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled as provided in Section 4.2, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust.

      Section 4.4. Trustee Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust. They may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, administrative, legal, accounting, investment banking, underwriting, brokerage, or investment dealer or other services and the payment for the same by the Trust.

                                   ARTICLE V
                              POWER OF THE TRUSTEES

      Section 5.1. Management of the Trust. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration of Trust. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possession of the United States of America, and in any and all foreign jurisdictions and to do all such other things and execute any and all such instruments that they may consider desirable, necessary or appropriate in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees and unless otherwise specified herein or required by the 1940 Act or other applicable law, any action by the Board of Trustees shall be deemed effective if approved or taken by a majority of the Trustees then in office or a majority of any duly constituted committee of Trustees. The enumeration of any specific power in this Declaration of Trust shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court or other authority.

      Section 5.2. Action by Written Consent; Telephonic Meetings. Any action required or permitted to be taken at any meeting of the Board of Trustees, or any committee thereof, may be taken without a meeting if all members of the Board of Trustees or committee (as the case may be) consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Trustees, or committee, except as otherwise provided in the 1940 Act. Trustees may participate in meetings by means of a telephone conference or other communications equipment through which each person participating in the meeting may hear all other persons participating in the meeting.

      Section 5.3. Powers of the Trustees. Without limiting the provisions of
Section 5.1, the Trustees shall have power and authority:

            5.3.1. To operate as, and to carry on the business of, an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations;

            5.3.2. To invest and reinvest cash and cash items, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of all types of securities, futures contracts and options thereon, and forward currency contracts of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality or organization, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities, futures contracts and options thereon, and forward currency contracts, to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments;

            5.3.3. To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

            5.3.4. To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

            5.3.5. To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities;

            5.3.6. To hold any security or property in a form not indicating that it is Trust Property, whether in bearer, book entry, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise or to authorize the custodian or a subcustodian or a nominee or nominees to deposit the same in a securities depository, subject in each case to the applicable provisions of the 1940 Act;

            5.3.7. To consent to, or participate in, any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

            5.3.8. To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

            5.3.9. To litigate, compromise, arbitrate, settle or otherwise adjust claims in favor of or against the Trust or a Series, or any matter in controversy, including but not limited to claims for taxes;

            5.3.10. To enter into joint ventures, general or limited partnerships and any other combinations or associations;

            5.3.11. To borrow funds or other property in the name of the Trust or Series exclusively for Trust purposes;

            5.3.12. To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

            5.3.13. Subject to ARTICLE IX, to purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary, desirable or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its Series investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Adviser, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Principal Underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence;

            5.3.14. Subject to the provisions of Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series or to apportion the same between or among two or more Series, provided that any liabilities or expenses incurred by a particular Series shall be payable solely out of the assets of that Series;

            5.3.15. To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

            5.3.16. To adopt, amend and repeal By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust;

            5.3.17. To elect and remove such officers and appoint and terminate such agents as they consider appropriate;

            5.3.18. To appoint from their own and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board of Trustees to the extent that the Trustees determine and to adopt a committee charter providing for such responsibilities;

            5.3.19. To employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank;

            5.3.20. To retain one ore more transfer agents or shareholder servicing agents;

            5.3.21. To provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise;

            5.3.22. To set record dates for the determination of Shareholders with respect to various matters; declare and pay dividends and distributions to Shareholders of each Series from the assets of such Series;

            5.3.23. To establish from time to time separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with ARTICLE III hereof;

            5.3.24. To interpret the investment policies, practices or limitations of any Series;

            5.3.25. To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series, or to require the redemption of the Shares of any Shareholder whose investment is less than such minimum upon giving notice to such Shareholder or in accordance with Section 8.4;

            5.3.26. To delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or servicing agents, Investment Adviser or Principal Underwriter; and

            5.3.27. In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power set forth herein, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising from the businesses, purposes, objects or powers set forth above.

      The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series and the Trust shall not be required to diversify each individual Series of the Trust. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

      Section 5.4. Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust or a Series, or partly out of the principal and partly out of income, and to charge or allocate the same to, between or among such one or more of the Series, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust or Series, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, Investment Adviser, Principal Underwriters, auditors, counsel, custodians, transfer agents, servicing agents, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

      Section 5.5. Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by, or in the name of one or more of the Trustees acting for and on behalf of the Trust, or in the name of the Trust, or in the name of any other Person as nominee acting for and on behalf of the Trust, on such terms as the Trustees may determine. Upon the resignation, incompetency, bankruptcy, removal, or death of a Trustee he or she shall automatically cease to have any such title in any of the Trust Property, and the title of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered. The Trustees may determine that the Trust or the Trustees acting for and on behalf of the Trust shall be deemed to hold beneficial ownership of any income earned on the securities owned by the Trust, whether domestic or foreign.

            Section 5.6. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, transfer, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, or other wise deal in Shares and, subject to applicable law and the provisions set forth in Section 3.3 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or any assets belonging to the particular Series, with respect to which such shares are issued.

            Section 5.7. Power of Trustees to Change Provisions Relating to Shares. Notwithstanding any other provision of this Declaration of Trust to the contrary, and without limiting the power of the Trustees to amend this Declaration of Trust, the Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for action by any Shareholder, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust, provided that before adopting any such amendment without approval of the Shareholders, the Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders or that approval of the Shareholders is not required by the 1940 Act or other applicable law. If Shares have been issued, approval of the Shareholders shall be required to adopt any amendments to this Declaration of Trust which would adversely affect to a material degree the rights and preferences of the Shares of any Series or which would materially increase or decrease the par value of the Shares of any Series.

                                   ARTICLE VI
                                SERVICE CONTRACTS

            Section 6.1. Investment Adviser. The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust and/or for any Series with any Person; and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for the Investment Adviser to determine from time to time, without prior consultation with the Trustees, what investments shall be purchased, held, sold or exchanged by the Trust and/or for each Series and what portion, if any, of the assets of the Trust and/or each Series shall be held uninvested and to make changes in the Trust's and/or each Series' investments, and such other responsibilities as may specifically be delegated to such Person.

            The Trustees may authorize the Investment Adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the Investment Adviser, and upon such terms and conditions, as may be agreed among the Trustees, the Investment Adviser and sub-adviser. Any reference in this Declaration of Trust to the Investment Adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.

            Section 6.2. Principal Underwriter. The Trustees may also, at any time and from time to time, contract with any Persons, appointing such Persons exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series or Class or other securities to be issued by the Trust. Every such contract may contain such other terms as the Trustees shall determine.

            Section 6.3. Other Service Contracts. The Trustees are also empowered, at any time and from time to time, to contract with any Persons, appointing such Person(s) to serve as custodian(s), transfer agent and/or shareholder servicing agent for the Trust or one or more of its Series. Every such contract shall comply with such terms as may be required by the Trustees. The Trustees are further empowered, at any time and from time to time, to contract with any Persons to provide such other services to the Trust or one or more of the Series, as the Trustees determine to be in the best interests of the Trust and the applicable Series.

            Section 6.4. Validity of Contracts. The fact that:

                  (a) any of the Shareholders, Trustees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, Adviser, manager, Principal Underwriter, distributor, or affiliate or agent of or for any Person with which an advisory, management or administration contract, or Principal Underwriter's or distributor's contract, or transfer, shareholder servicing or other type of service contract may be made, or

                  (b) any Person with which an advisory, management or administration contract or Principal Underwriter's or distributor's contract, or transfer, shareholder servicing or other type of service contract may be made also has an advisory, management or administration contract, or Principal Underwriter's or distributor's contract, or transfer, shareholder servicing or other service contract, or has other business or interests with any other Person, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the applicable requirements of the 1940 Act.

                                  ARTICLE VII
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

      Section 7.1. Voting Powers. Subject to Section 3.4.4. , the Shareholders shall have right to vote only to (i) elect Trustees, provided that a meeting of Shareholders has been called for that purpose; (ii) remove Trustees as provided in Section 4.2 hereof; (iii) approve the termination of the Trust or any Series (or Class), unless a majority of the Trustees determines that the continuation of the Trust or any Series (or Class) is not in the best interests of the Trust, such Series (or Class), or their respective Shareholders as a result of factors or events adversely affecting the abilities of the Trust or Series (or Class) to conduct its business and operations in an economically viable manner; such factors or events may include the inability of the Trust or a Series (or Class) to maintain its assets at an appropriate size, changes in laws or regulations governing the Trust or its Series (or Classes) or affecting the assets of the type in which the Trust or Series invests, or economic developments or trends having a significant adverse impact on the business or operations of the Trust or such Series; (iv) approve the sale of all or substantially all the assets of the Trust or any Series or Class, unless the primary purpose of such sale is to change the Trust's domicile or form of organization or form of statutory trust;
(v) approve the conversion or merger or consolidation of the Trust or any Series or Class with and/or into another Company or with and/or into any Series or Class of the Trust, unless (A) the primary purpose of such conversion or merger or consolidation is to change the Trust's domicile or form of organization or form of statutory trust, or (B) after giving effect to such conversion or merger or consolidation, based on the number of Shares outstanding as of a date selected by the Trustees, the Shareholders of the Trust or such Series or Class will have a majority of the Outstanding Shares of the surviving or resulting Company or Series or Class thereof, as the case may be; (vi) approve any amendment to this ARTICLE VII, Section 7.1; and (vii) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine.

There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Meetings of Shareholders for the purposes above shall be called and notice thereof shall be given as provided for the By-Laws.

      Section 7.2. Quorum and Required Vote. One-third of the Outstanding Shares of each Series or Class, or one-third of the Outstanding Shares of the Trust, entitled to vote shall constitute a quorum for the transaction of business at a meeting of the Shareholders with respect to such Series or Class, or with respect to the entire Trust, respectively. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Subject to Section 3.4.4. and the applicable provisions of the 1940 Act, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions except only a plurality vote shall be necessary to elect Trustees.

      Section 7.3. Action by Written Consent. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the By-Laws) and holding a majority (or such larger proportion as aforesaid) of the Shares of any Series (or Class) entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

      Section 7.4. Record Dates. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may fix a time, which shall be not more than ninety (90) days before the date of any meeting of Shareholders, as the record date for determining the Shareholders having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Trust after the record date. For the purpose of determining the Shareholders who are entitled to receive payment of any dividend or of any other distribution, the Trustees may fix a date, which shall be before the date for the payment of such dividend or distribution, as the record date for determining the Shareholders having the right to receive such dividend or distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series.

                                  ARTICLE VIII
                 NET ASSET VALUE, DISTRIBUTIONS, AND REDEMPTIONS

      Section 8.1. Determination of Net Asset Value. The Trustees shall cause the net asset value of Shares of each Series or Class to be determined from time to time in a manner consistent with applicable laws and regulations. The Trustees may delegate the power and duty to determine the net asset value per Share to one or more Trustees or officers of the Trust or to a custodian, depository or other agent appointed for such purpose The net asset value of Shares shall be determined separately for each Series or Class at such times as may be prescribed by the Trustees (including any description in the registration statement of the Trust filed under the 1940 Act) or, in the absence of action by the Trustees, as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day for all or part of which the Exchange is open for unrestricted trading.

      Section 8.2. Distributions. The Trustees may from time to time declare and pay dividends and make other distributions with respect to any Series, or Class thereof, which may be from income, capital gains or capital. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees. Dividends and other distributions may be paid pursuant to a standing resolution adopted once or more often as the Trustees determine. All dividends and other distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class, as the case may be, in proportion to the number of Shares of that Series or Class they held on the record date established for such payment, provided that such dividends and other distributions on Shares of a Class shall appropriately reflect Class Expenses and other expenses allocated to that Class. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash distribution payment plans, or similar plans as the Trustees deem appropriate.

      Section 8.3. Redemptions and Repurchases.

            8.3.1. The Trust shall purchase such Shares as are offered by any Shareholder for redemption upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust redeem such Shares or in accordance with such procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, in accordance with the applicable provisions of the 1940 Act or as further provided by resolution of the Trustees. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request for redemption is received in proper form. The obligation set forth in this Section 8.3 is subject to the provision that in the event that any time the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets held with respect to such Series or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees.

            8.3.2. The redemption price may in any case or cases be paid in cash or wholly or partly in kind in accordance with Rule l8f-1 under the 1940 Act if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series of which the Shares are being redeemed. Subject to the foregoing, the selection and quantity of securities or other property so paid or delivered as all or part of the redemption price shall be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

      Section 8.4. Redemptions at the Option of the Trust. The Trust shall have the right, at its option, upon sixty (60) days notice to the affected Shareholder at any time to redeem Shares of such Shareholder at the net asset value thereof as described in Section 8.1 herein or as further provided by resolution of Trustees: (i) if at such time such Shareholder owns Shares of any Series or Class having an aggregate net asset value of less than a minimum value determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares of a Series or Class equal to or in excess of a maximum percentage of the Outstanding Shares of such Series or Class determined from time to time by the Trustees. The Trustees may also, at their option, call for the redemption of Shares of any Shareholder or may refuse to transfer or issue Shares to any Person to the extent that the same is necessary to comply with applicable law or advisable to further the purpose for which the Trust was established. In furtherance of the purposes of the Trust, if an executive officer of the Trust has determined that a Shareholder has engaged in excessive trading in Shares of a Series, the Trust may require such Shareholder to redeem such Shareholder's Shares at the net asset value thereof as described in Section 8.1.

      To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payments of amounts due and owing by a Shareholder to the Trust or any Series or Class.

      Section 8.5. Transfer of Shares. Except to the extent that the Trustees have provided by resolution that the Shares of a Series or Class are non-transferable, the Trust shall transfer shares held of record by any Person to any other Person upon receipt by the Trust or a Person designated by the Trust of a written request therefore in such form and pursuant to such procedures as may be approved by the Trustees.

                                   ARTICLE IX
                             LIMITATION OF LIABILITY

      Section 9.1. Limitation of Liability.

            9.1.1. The Trustees shall not be responsible or liable in any event for any act or omission or neglect or wrong-doing of them or any officer, agent, employee, Adviser or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            9.1.2. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

      Section 9.2. Indemnification of Certain Persons. Subject to the provisions of the By-Laws, the Trust or the appropriate Series out of its assets shall indemnify and hold harmless each and every person who is, or has been, a Trustee and may indemnify and hold harmless each and every person who is, or has been, an officer of the Trust to the fullest extent permitted by law from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Section 9.3. Indemnification of Shareholders. In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder of the Trust or any Series or Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable Series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall upon request by the Shareholder, assume the defense of any such claim made against the Shareholder for any act or obligation of that Series.

      Section 9.4. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Trust. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

      Section 9.5. Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

      Section 9.6. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

                                   ARTICLE X
                             TERMINATION AND MERGER

      Section 10.1. Termination of Trust or Series or Class.

            10.1.1. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by the Trustees by written notice to the Shareholders, subject to the right of Shareholders, if any, to vote pursuant to Section 7.1. Any Series or Class may be terminated at any time by the Trustees by written notice to the Shareholders of that Series or Class, subject to the right of Shareholders, if any, to vote pursuant to Section 7.1.

            10.1.2. On termination of the Trust or any Series pursuant to
Section 10.1.1. above,

                  (a) the Trust or that Series thereafter shall carry on no business except for the purpose of winding up its affairs,

                  (b) the Trustees shall (i) proceed to wind up the affairs of the Trust or that Series, and all powers of the Trustees under this Declaration of Trust with respect thereto shall continue until such affairs have been wound up, including the powers to fulfill or discharge the contracts of the Trust or that Series, (ii) collect the Trust's or that Series' assets or the assets belonging thereto, (iii) sell, convey, assign, exchange, or otherwise dispose of all or any part of those assets to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (iv) discharge or pay the Trust's or that Series' liabilities, and (v) do all other acts appropriate to liquidate its business, and

                  (c) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees shall distribute the remaining assets ratably among the Shareholders of the Trust or that Series.

            10.1.3. On termination of any Class pursuant to Section 10.1.1.
above,

                  (a) the Trust thereafter shall no longer issue Shares of that Class,

                  (b) the Trustees shall do all other acts appropriate to terminate the Class, and

                  (c) the Trustees shall distribute ratably among the Shareholders of that Class, in cash or in kind, an amount equal to the Proportionate Interest of that Class in the net assets of the Series (after taking into account any Class Expenses or other fees, expenses, or charges allocable thereto), and in connection with any such distribution in cash the Trustees are authorized to sell, convey, assign, exchange or otherwise dispose of such assets of the Series of which that Class is a part as they deem necessary.

            10.1.4. On completion of distribution of the remaining assets pursuant to Section 10.1.2.(c) above, the Trust or the affected Series shall terminate and the Trustees and the Trust shall be discharged from all further liabilities and duties hereunder with respect thereto and the rights and interests of all parties therein shall be cancelled and discharged. On termination of the Trust, following completion of winding up of its business, the Trustees shall cause a Certificate of Cancellation of the Trust's Certificate of Trust to be filed in accordance with the Delaware Act, which Certificate may be signed by any one Trustee.

      Section 10.2. Sale of Assets; Merger and Consolidation. Subject to right of Shareholders, if any, to vote pursuant to Section 7.1, the Trustees may cause
(i) the Trust or one or more of its Series to the extent consistent with applicable law to sell all or substantially all of its assets to, or be merged into or consolidated with, another Series, business or statutory trust (or series thereof) or Company (or series thereof), (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another business or statutory trust (or series thereof) created pursuant to this Section 10.2, (iii) the Shares of any Class to be converted into another Class of the same Series, or (iv) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. In all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger, exchange or consolidation including the power to create one or more separate statutory or business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Series (or Class) into beneficial interests in such separate statutory or business trust or trusts (or series or class thereof).

                                   ARTICLE XI
                                  MISCELLANEOUS

      Section 11.1. Amendments. The Trustees may, without any Shareholder vote,
(a) amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated trust instrument or (b) amend Schedule A hereto; provided that Shareholders shall have the right to vote on any amendment (i) which would affect the voting rights of Shareholders granted in Section 7.1, (ii) to this Section 11.1 to the extent it would reduce Shareholders' voting rights, (iii) required to be approved by Shareholders by law or by the Trust's registration statement(s) filed with the Commission, and (iv) submitted to them by the Trustees in their discretion. Any such amendment, having been approved by a majority of the Trustees then holding office, shall become effective, unless otherwise provided by such Trustees, upon approval. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein. Notwithstanding anything else herein, any amendment to ARTICLE IX which would have the effect of reducing the indemnification or other rights provided thereby to current or former Trustees, officers, employees, and agents of the Trust or to Shareholders or former Shareholders, and any repeal or amendment of this sentence shall require the affirmative vote of the holders of two-thirds of the Outstanding Shares of the Trust entitled to vote thereon.

      Section 11.2. Filing of Copies. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments.

      Section 11.3. References and Headings. In this instrument and in any such restatements and/or amendment, references to this instrument, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable.

      Section 11.4. Applicable Law. This Agreement and Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the Delaware Act. The Trust shall be a Delaware statutory trust pursuant to the Delaware Act, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a statutory trust.

      Section 11.5. Provisions in Conflict with Law or Regulations.

            11.5.1. The provisions of this Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986 or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

            11.5.2. If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

            Section 11.6. Statutory Trust Only. It is the intention of the Trustees to create a statutory trust pursuant to the Delaware Act, and thereby to create only the relationship of trustee and beneficial owners within the meaning of such Act between the Trustees and each Shareholder. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, joint venture, or any form of legal relationship other than a statutory trust pursuant to such act and nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

      Section 11.7. Counterparts. This instrument may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall be deemed to constitute a single document.

      IN WITNESS WHEREOF, the Trustees named below do hereby make and enter into this Declaration of Trust of Emerald Mutual Funds as of _____________________, 2004.

                                       -----------------------------------------
                                       J. Barton Harrison

                                       -----------------------------------------
                                       Kenneth G. Mertz, II, CFA

                                       -----------------------------------------
                                       Scott C. Penwell, Esq.

                                       -----------------------------------------
                                       H.J. Zoffer, Ph.D.

                                       -----------------------------------------
                                       Robert J. Dickson

                                       -----------------------------------------
                                       Douglas S. Garban

                                       -----------------------------------------
                                       Robert P. Newcomer

                                   SCHEDULE A

                                       TO

                       AGREEMENT AND DECLARATION OF TRUST

                                       OF

                              EMERALD MUTUAL FUNDS

                         SCHEDULE OF SERIES AND CLASSES

--------------------------------------------------------------------------------
SERIES                                                          CLASS OF SHARES
--------------------------------------------------------------------------------
The Emerald Growth Fund                                         Class A
                                                                Class C
--------------------------------------------------------------------------------
The Emerald Select Banking and Finance Fund                     Class A
                                                                Class C
--------------------------------------------------------------------------------
The Emerald Select Technology Fund                              Class A
                                                                Class C
--------------------------------------------------------------------------------

                                                                       EXHIBIT C

                              EMERALD MUTUAL FUNDS

                           A DELAWARE STATUTORY TRUST

                                 * * * * * * * *
                                     BY-LAWS

                         DATED ___________________, 2004

                                 * * * * * * * *

                                    ARTICLE I

                                     Offices

      Section 1. Registered Office. The registered office of Emerald Mutual Funds (the "Trust") in Delaware shall be located at 1313 North Market Street, Suite 5100, Wilmington, Delaware 19801. The registered agent at such address shall be PHS Corporate Services, Inc. or as shall be set forth from time to time in the Certificate of Trust.

      Section 2. Principal Office. The principal office of the Trust shall be located at 1703 Oregon Pike, Suite 100, Lancaster, Pennsylvania 17601 or such other location as the Board of Trustees may from time to time designate.

      Section 3. Other Offices. The Trust shall have the power to open additional offices for the conduct of its business, either within or outside the States of Delaware, at such places as the Board of Trustees may from time to time designate.

                                   ARTICLE II

                            Meetings of Shareholders

      Section 1. Place of Meeting. Meetings of shareholders shall be held at any place designated by the Board of Trustees. In the absence of any such designation, shareholders' meetings shall be held at the principal office in Lancaster, Pennsylvania.

      Section 2. Call of Meetings. Meetings of the shareholders may be called at any time by a majority of the Board of Trustees. Business transacted at any special meeting of shareholder shall be limited to the purpose stated in the notice.

      Section 3. Notice of Meetings; Waiver of Notice. Written notice of any meeting, including any special meeting, stating the purpose, place, date and hour of the meeting shall be delivered, personally or by mail, postage prepaid, to each shareholder entitled to vote at such meeting not less than seven (7) days before the date of the meeting. Whenever notice of a meeting is required to be given to a shareholder, a written waiver thereof, executed before or after the meeting by such shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, or actual attendance at the meeting of shareholders in person or by proxy, shall be deemed equivalent to such notice.

      Section 4. Proxies. At all meetings of the shareholders, every shareholder of record entitled to vote thereat shall be entitled to vote at such meeting either in person or by written proxy signed by the shareholder or by his duly authorized attorney in fact. A shareholder may duly authorize such attorney in fact through written, electronic, telephonic, computerized, facsimile, telecommunication, or oral communication or by any other form of communication. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

      At all meetings of shareholders, unless the voting is conducted by inspectors, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the Chairman of the meeting.

      Section 5. Inspectors. At any election of Trustees, the Board of Trustees prior thereto may, or, if they have not so acted, the Chairman of the meeting may, and upon the request of the holders of ten percent of the shares entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath of affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken. No candidate for the office of Trustee shall be appointed such inspector. The Chairman of the meeting may cause a vote by ballot to be taken upon any election or matter, and such vote shall be taken upon the request of the holders of ten percent of the shares entitled to vote on such election or matter.

      Section 6. Abstentions and Broker Non-Votes. Outstanding shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of any proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at a meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. Accordingly, if the vote is to be determined based upon the percentage of shares cast (as provided for under the Trust's Declaration of Trust) an abstention will have no effect on the vote (i.e., it will excluded from both the numerator and denominator), and if the vote is to be determined based upon the percentage of all votes entitled to be cast (as provided for under the Investment Company Act of 1940 for certain approvals) an abstention will have the effect of a vote against the proposal. At any meeting of shareholders, the Trust will consider broker non-votes as present for purposes of determining whether a quorum is present at the meeting. Broker non-votes will not be counted as votes cast.

                                   ARTICLE III

                                    Trustees

      Section 1. Place of Meeting. Meetings of the Board of Trustees, regular or special, may be held at any place in or out of the State of Delaware as the Board may from time to time determine.

      Section 2. Telephonic Meeting. Members of the Board of Trustees or a committee of the Board of Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. All persons participating in a meeting by conference telephone or other similar means will be considered present at the meeting for purposes of determining a quorum under
Article III, Section 3 below.

      Section 3. Quorum. At all meetings of the Board of Trustees a majority of the entire Board of Trustees shall constitute a quorum for the transaction of business and the action of a majority of the Trustees present at any meeting at which a quorum is present shall be the action of the Board of Trustees unless the concurrence of a greater or different proportion is required for such action by the Investment Company Act of 1940. If a quorum shall not be present at any meeting of Trustees, the Trustees present thereat may by a majority vote adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

      Section 4. Regular Meetings. Regular meetings of the Board of Trustees may be held without notice at such time and place as shall from time to time be determined by the Board of Trustees.

      Section 5. Special Meetings. Special meetings of the Board of Trustees may be called by the President on one day's notice to each Trustee; special meetings shall be called by the President or the Secretary in like manner and on like notice on the written request of two Trustees.

      Section 6. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Trustees, or any committee thereof, may be taken without a meeting if all members of the Board of Trustees or committee (as the case may be) consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Trustees, or committee, except as otherwise provided in the 1940 Act.

      Section 7. Committees. The Board of Trustees may by resolution passed by a majority of the whole Board appoint from among its members an executive committee and other committees composed of two or more Trustees, and may delegate to such committees any or all of the powers of the Board of Trustees in the management of the business and affairs of the Trust. In the absence of any member of such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a member of the Board of Trustees to act in the place of such absent member.

      Section 8. Action of Committee. A committee shall report its actions and recommendations to the Board of Trustees at the Board meeting next succeeding the committee meeting, and any action by a committee shall be subject to revision and alteration by the Board of Trustees, subject to applicable law and provided that no rights of third persons shall be affected by any such revision or alteration.

      Section 9. Compensation. Any Trustee, whether or not he is a salaried officer or employee of the Trust, may be compensated for his services as Trustee or as a member of a committee of Trustees, or as Chairman of the Board or Chairman of a committee by fixed periodic payments or by fees for attendance at meetings or by both, and may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board of Trustees may from time to time determine.

                                   ARTICLE IV

                                     Notices

      Section 1. Form. Notices to Trustees shall be in person or by telephone, facsimile, electronic mail, or telegram or in writing delivered personally or mailed to the Trustees at their addresses appearing on the books of the Trust. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to Trustees need not state the purpose of a regular or special meeting.

      Section 2. Waiver. Whenever any notice of the time, place or purpose of any meeting of the Trustees or committee is required to be given under the provisions of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting of Trustees or committee in person, shall be deemed equivalent to the giving of such notice to such persons.

                                    ARTICLE V

                                    Officers

      Section 1. Number. The officers of the Trust shall include: a President, Secretary, Treasurer and a Chief Compliance Officer, as such title is used in Rule 38a-1 of the Investment Company Act of 1940. The Board of Trustees may, from time to time, elect or appoint a Controller, one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers. Two or more offices may be held by the same person but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law, the Agreement and Declaration of Trust or these By-Laws to be executed, acknowledged or verified by two or more officers.

      Section 2. Election. The Board of Trustees shall elect a President, Secretary, Treasurer and Chief Compliance Officer who shall each serve until their successors are chosen and shall qualify.

      Section 3. Other Officers. The Board of Trustees from time to time may elect or appoint such other officers and agents as it shall deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The Board of Trustees from time to time may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents and to prescribe the respective rights, terms of office, authorities and duties.

      Section 4. Compensation. The salaries or other compensation of all officers and agents of the Trust shall be fixed or approved by the Board of Trustees, except that the Board of Trustees may delegate to any person or group of persons the power to fix the salary or other compensation of any subordinate officers or agents appointed pursuant to Section 3 of this Article V.

      Section 5. Tenure. The officers of the Trust shall serve until their successors are duly elected and qualified. Any officer or agent may be removed by the affirmative vote of a majority of the Board of Trustees whenever, in its judgment, the best interests of the Trust will be served thereby. Any vacancy occurring in any office of the Trust by death, resignation, removal or otherwise shall be filled by the Board of Trustees.

      Section 6. President-Chief Executive Officer. The President shall be the chief executive officer of the Trust, and, subject to the Board of Trustees, shall generally manage the business and affairs of the Trust. The President may call meetings of the Trustees and any committee thereof when the President deems it necessary or appropriate and shall preside at all meetings of shareholders. The President shall see that all orders and resolutions of the Board of Trustees are carried into effect, and shall perform such other duties and have such other powers as the Board of Trustees may from time to time prescribe. In the absence or disability of the President, the most senior Vice President shall perform the duties of the President.

      Section 7. Vice-Presidents. The Vice-Presidents, in the order of their seniority, shall in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties as the Board of Trustees may from time to time prescribe.

      Section 8. Secretary. The Secretary shall (a) have custody of the seal of the Trust, if any; (b) attend meetings of the shareholders, the Board of Trustees, and any committees of Trustees and keep the minutes of such meetings of shareholders, the Board of Trustees and any committees thereof, and (c) issue all notices of the Trust. The Secretary shall have charge of the shareholder records and such other books and papers as the Board may direct, and shall perform such other duties as may be incidental to the office or which are assigned by the Board of Trustees. The Secretary shall also keep or cause to be kept a shareholder book, which may be maintained by means of computer systems, containing the names, alphabetically arranged, of all persons who are shareholders of the Trust, showing their places of residence, the number and series and class of any shares held by them, respectively, and the dates when they became the record owners thereof. Each of the forgoing duties may be delegated by the Secretary to the Trust's administrator and/or transfer agent by written agreement.

      Section 9. Chief Compliance Officer. The Chief Compliance Officer ("CCO") shall be empowered with full responsibility and authority to develop and enforce appropriate policies and procedures reasonably designed to prevent violation of the federal securities laws, and to fulfill the obligations of the CCO as required under Rule 38a-1 of the Investment Company Act of 1940. The CCO shall have such other powers or duties which may, from time to time, be prescribed by the Board of Trustees or applicable law.

      Section 10. Assistant Secretaries. The Assistant Secretaries, in order of their seniority, shall in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Trustees shall prescribe.

      Section 11. Treasurer. The Treasurer, unless another officer of the Trust has been so designated, shall be the principal financial and accounting officer of the Trust. He shall deliver all funds or cause all funds of the Trust or any series or class thereof to be delivered to such Custodian as the Trustees may designate. He shall disburse or cause to be disbursed the funds of the Trust as may be ordered by the Board of Trustees, taking proper vouchers for such disbursements. He shall be responsible for the maintenance of the Trust's accounting records and shall render or cause to be rendered to the Board of Trustees, at its regular meetings, or when the Board of Trustees so requires, an account of all the Trust's financial transactions and a report of the financial condition of the Trust or any series of class thereof. The Treasurer shall, if required by the Board of Trustees, give such bond for the faithful discharge of duties in such form as the Board of Trustees may require.

      Section 12. Controller. The Board of Trustees may designate a Controller who shall be under the direct supervision of, or may be the same person as, the Treasurer. He shall maintain adequate records of all assets, liabilities and transactions of the Trust and establish and maintain internal accounting control. He shall have such further powers and duties as may be conferred upon him from time to time by the President or the Board of Trustees.

      Section 13. Assistant Treasurers. The Assistant Treasurers, in the order of their seniority, shall in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Trustees may from time to time prescribe.

                                   ARTICLE VI

                          Shares of Beneficial Interest

      Section 1. Certificates. A certificate or certificates which shall certify the series of shares and the number of shares of beneficial interest of such series owned by a shareholder in the Trust will not be issued except as the Board of Trustees may otherwise determine from time to time. Any such certificate issued shall be signed by the President or a Vice-President and counter-signed by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer.

      Section 2. Signature. Where a certificate is signed (1) by a transfer agent or an assistant transfer agent or (2) by a transfer clerk acting on behalf of the Trust and a registrar, the signature of any such President, Vice-President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be a facsimile. In case any officer who has signed any certificate ceases to be an officer of the Trust before the certificate is issued, the certificate may nevertheless be issued by the Trust with the same effect as if the officer had not ceased to be such officer as of the date of its issue.

      Section 3. Recording and Transfer without Certificates. The Trust shall have full power to participate in any program approved by the Board of Trustees providing for the recording and transfer of ownership of shares of the Trust's shares of beneficial interest by electronic or other means without the issuance of certificates.

      Section 4. Lost Certificates. The Board of Trustees may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Trust alleged to have been stolen, lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be stolen, lost or destroyed, or upon other satisfactory evidence of such loss or destruction. When authorizing such issuance of a new certificate or certificates, the Board of Trustees may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and to give the Trust a bond with sufficient surety, to the Trust to indemnify it against any loss or claim that may be made by reason of the issuance of a new certificate.

      Section 5. Registered Shareholders. The Trust shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by laws of Delaware.

      Section 6. Transfer Agents and Registrars. The Board of Trustees may, from time to time, appoint or remove transfer agents and/or registrars of transfers of shares of beneficial interest of the Trust, and it may appoint the same person as both transfer agent and registrar. Upon any such appointment being made all certificates representing shares of beneficial interest thereafter issued shall be countersigned by one of such transfer agents or by one of such registrars of transfers or by both and shall not be valid unless so countersigned. If the same person shall be both transfer agent and registrar, only countersignature by such person shall be required.

      Section 7. Share Ledger. The Trust shall maintain an original share ledger containing the names and addresses of all shareholders and the number and series of shares held by each shareholder. Such share ledger may be in written form or any other form capable of being converted into written form within a. reasonable time for visual inspection.

                                   ARTICLE VII

                               General Provisions

      Section 1. Dividends. With respect to dividends (including "dividends" designated as "short" or "long" term "capital gains" distributions to satisfy requirements of the Investment Company Act of 1940 or the Internal Revenue Code of 1986, as amended):

      (a) All dividends and distributions on shares shall be automatically reinvested solely in additional shares (or fractions thereof) of the series of shares of beneficial interest in respect of which such dividends were declared at the net asset value on the reinvestment date; provided however, a shareholder may elect to receive dividends and distributions in cash to the extent provided in the Trust's registration statement filed under the Investment Company Act of 1940.

      (b) Dividends or distributions on shares of beneficial interest, whether payable in shares of beneficial interest or cash, shall be paid out of earnings, surplus or other lawfully available assets; provided that each dividend or distribution may be made wholly or partly from any source, accompanied by a written statement clearly indicating what portion of such payment per share is made from the following sources:

            (i) accumulated or undistributed net income, not including profits or losses from the sale of securities or other properties;

            (ii) accumulated or undistributed net profits from the sale of securities or other properties;

            (iii) net profits from the sale of securities or other properties during the then current fiscal year; and

            (iv) paid-in surplus or other capital source.

      (c) In declaring dividends and in recognition that one goal of the Trust is to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, the Board of Trustees shall be entitled to rely upon estimates made in the last two months of the fiscal year (with the advice of the Trust's auditors) as to the amounts of distribution necessary for this purpose; and the Board of Trustees, acting consistently with good accounting practice and with the express provisions of these By-Laws, may credit receipts and charge payments to income or otherwise, as it may deem proper.

      (d) Anything in these By-Laws to the contrary notwithstanding, the Board of Trustees may at any time declare and distribute pro rata among the shareholders of a record date fixed as above provided, a "share dividend" out of either authorized but unissued or treasury shares of a series (or class) or both.

      Section 2. Rights in Securities. The Board of Trustees, on behalf of the Trust, shall have the authority to exercise all of the rights of the Trust as owner of any securities which might be exercised by any individual owning such securities in his own right; including but not limited to, the rights to vote by proxy for any and all purposes (including the right to authorize any officer or the investment manager to execute proxies), to consent to the reorganization, merger or consolidation of any company or to consent to the sale, lease or mortgage of all or substantially all of the property and assets of any company; and to exchange any of the shares of stock of any company for the shares of stock issued therefor upon any such reorganization, merger, consolidation, sale lease or mortgage.

      Section 3. Claims Against Series Assets. Each series of the Trust shall provide in any loan agreement and any other agreement to pledge, mortgage or hypothecate any of its assets that such loan shall be repaid solely by the series which borrowed funds, that to the extent such loan may be secured only by the assets of the series which obtained the loan, no creditor of such series shall have any rights to any assets of the Trust other than the specific assets which secure such loan.

      Section 4. Reports. The Trust shall furnish shareholders with reports of its financial condition as required by Section 30(d) of the Investment Company Act of 1940 and the rules thereunder.

      Section 5. Bonding of Officers and Employees. All officers and employees of the Trust shall be bonded to such extent, and in such manner, as may be required by law.

      Section 6. Fiscal Year. Unless otherwise provided by resolution of the Board of Trustees the fiscal year of the Trust shall begin July 1 and end on the last day of June.

                                  ARTICLE VIII

                    Indemnification of Trustees and Officers

      Section 1. Proceedings and Expenses. For the purpose of this Article, "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes all expenses and costs reasonably incurred in connection with such proceeding and any expenses of establishing a right to indemnification under this Article.

      Section 2. Indemnification. The Trust shall indemnify any current or former Trustee and may indemnify any current of former officer of the Trust who was or is a party or is threatened to be made a party to any proceeding or claim by reason of the fact that such person is or was a Trustee or officer of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) that his conduct was in the Trust's best interests and (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that his conduct was unlawful.

      Section 3. Exclusion of Indemnification. Notwithstanding any provision to the contrary contained herein, the Trust shall not indemnify any current or former Trustee or officer for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of such person's office, or in respect of any claim or proceeding as to which such person shall have been adjudicated by a court or other competent body to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity.

      Section 4. Successful Defense. Subject to Section 3 of this Article, to the extent that a Trustee or officer has been successful on the merits in defense of any proceeding referred to in Section 2 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, such person shall be indemnified against expenses actually and reasonably incurred by him in connection therewith.

      Section 5. Required Approval. Any indemnification under this Article may be made by the Trust only if authorized in the specific case on a determination that indemnification of the indemnitee is proper hereunder by:

      (a) A majority vote of Trustees who are not parties to the proceeding or subject to the claim; or

      (b) A written opinion of independent legal counsel.

      Section 6. Advance of Expenses. Expenses incurred in defending any proceeding may be advanced by the Trust before the final disposition of the proceeding upon receipt of a written undertaking by or on behalf of an officer or Trustee, such undertaking being an unlimited general obligation to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification hereunder. Authorizations of payments under this Section must be made in the manner specified in Section 5 of this Article.

      Section 7. Insurance. The Trust may purchase insurance for any liability that may be incurred by the Trust, the Trustees, officers and agents of the Trust.

                                   ARTICLE IX

                                   Amendments

      Section 1. These By-Laws may be amended, supplemented or repealed at any Regular or Special Meeting of the Board of Trustees.

                               THE HOMESTATE GROUP

               Proxy Solicited On Behalf Of The Board of Trustees

The undersigned, revoking all previous proxies, hereby appoints Daniel W. Moyer IV and Theresa McNamee (collectively, the "Proxies"), and each or either of them, the true and lawful agents and attorneys-in-fact for the undersigned, with full power of substitution, to vote, as indicated below and in his or her discretion upon such other matters as may properly come before the meeting, all shares of beneficial interest which the undersigned would be entitled to vote at the Special Meeting of the Shareholders of The HomeState Group (the "Trust") to be held on November 29, 2004, and at any adjournment or postponement thereof.

PROPOSAL 1.  ELECTION OF TRUSTEES:

      |_|   FOR the nominees listed          |_| WITHHOLD AUTHORITY to
            below                                vote for all nominees
                                                 listed below

Nominees: Kenneth G. Mertz, II, Scott C. Penwell, Robert J. Dickson, Douglas S. Garban, J. Barton Harrison, Robert P. Newcomer and Dr. H.J. Zoffer.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE THE NAME(S) OF SUCH NOMINEE(S) ON THE LINE BELOW AND MARK THE "FOR" BOX ABOVE.)

                   -----------------------------------------

PROPOSAL 2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF THE TRUST FROM A PENNSYLVANIA COMMON LAW TRUST TO A DELAWARE STATUTORY TRUST TO BE NAMED "EMERALD MUTUAL FUNDS":

           |_|  FOR              |_| AGAINST               |_| ABSTAIN

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR TRUSTEE LISTED ON THE REVERSE SIDE HEREOF (PROPOSAL 1) AND "FOR" PROPOSAL 2. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

      THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND PROXY STATEMENT DATED OCTOBER 25, 2004.

                                       -----------------------------------------
                                       Signature of Shareholder

                                       -----------------------------------------
Date:_________________, 2004           Signature of Shareholder

NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR ACCOUNT. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE SHARES ARE ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.

                                      -2-